UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12
HC2 Holdings, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022

Notice of 2021 Annual Meeting
And
Proxy Statement

HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022

April 28, 2021
Dear HC2 Holdings, Inc. Stockholder:
It is our pleasure to invite you to participate in the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or the “Annual Meeting”) of HC2 Holdings, Inc., a Delaware corporation (“HC2” or the “Company”). We will hold the 2021 Annual Meeting on Thursday, June 17, 2021, at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2021 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/244313913, and using the password HCHC2021, at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2021 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on June 17, 2021. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.
The items to be considered and voted on at the 2021 Annual Meeting are described in the Notice of 2021 Annual Meeting of Stockholders and are more fully addressed in our proxy materials accompanying this letter. We encourage you to read all of these materials carefully and then to vote using the enclosed proxy card.

This year we are furnishing our proxy materials via the Internet. Providing our proxy materials to stockholders electronically allows us to “be green” by conserving natural resources and reducing our printing and mailing costs related to the distribution of the proxy materials. To ensure your representation at the 2021 Annual Meeting, we urge you to cause your shares to be voted (i) via the Internet at www.investorvote.com/HCHC, (ii) by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials (the “Notice”) that you received in the mail and that is also provided on that website, or, (iii) if you have requested a paper copy of the proxy materials and the proxy card by mail, by signing, voting and returning your proxy card to HC2 Holdings, Inc., Computershare Investor Services, PO Box 505008, Louisville, KY 40233-5008 by regular U.S. mail or to Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY 40202 if by overnight mail. For specific instructions on how to vote your shares, please review the instructions for each of these voting options that are detailed in the Notice and in the accompanying Proxy Statement.

The Notice and Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”) are available for viewing and printing under the “Investor Relations-Proxy Materials” section of our website at www.hc2.com. You may also obtain these materials at www.edocumentview.com/HCHC and the U.S. Securities and Exchange Commission website at www.sec.gov. These materials were first sent or made available to stockholders on our website on or about April 28, 2021. Any stockholder may, at no cost to the stockholder, request to receive proxy materials in printed form by mail or electronically by e-mail. To ensure timely delivery, please be sure to complete this request by June 7, 2021. If you would like to receive a printed or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice. You will not otherwise receive a printed or e-mail copy of the proxy materials.

If you have any questions about the proposals to be voted on, please call our proxy solicitation agent, Okapi Partners LLC at (877) 629-6355.

Thank you for your continued support and interest in HC2. We look forward to your participation at the 2021 Annual Meeting on Thursday, June 17, 2021.

Very truly yours,

Avram A. Glazer
Chairman of the Board

Wayne Barr, Jr.
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2021
This proxy statement and the 2020 Annual Report are available at www.hc2.com (Investor Relations-Proxy Materials).

HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held on Thursday, June 17, 2021, at 11:00 a.m. Eastern Time

April 28, 2021
To our Stockholders:

HC2 Holdings, Inc., a Delaware corporation (“HC2” or the “Company”) will hold its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or the “Annual Meeting”) on Thursday, June 17, 2021, at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2021 Annual Meeting will be held solely by remote communication, in a virtual meeting format. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting www.meetingcenter.io/244313913, and using the password HCHC2021, at the meeting date and time described in the accompanying proxy statement. You will not be able to attend the 2021 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by the broker, bank or other nominee that holds their shares. Online check-in will begin at 10:30 a.m., Eastern Time, on June 17, 2021. Once admitted, you may participate in the meeting and vote during the Annual Meeting by following the instructions that will be available on the meeting website.

At the 2021 Annual Meeting, holders of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (together with the Series A Preferred Stock, the “Preferred Stock”) (collectively, the “Company Securities”), in each case, outstanding and entitled to vote as of the close of business on April 23, 2021, the record date for voting at the Annual Meeting (the “Record Date”), will be asked to vote upon the following proposals:

1.    To elect the six nominees identified in the accompanying proxy statement (the “Proxy Statement”), each to hold office until the 2022 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified.

2.    To approve, on a non-binding, advisory basis, the compensation of our named executive officers (the “Say on Pay Vote”).

3.    To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

4.    To consider and take action upon any other business that may properly come before the 2021 Annual Meeting or any continuations, postponements or adjournments thereof.

Only stockholders of record of Company Securities outstanding and entitled to vote as of the close of business on the Record Date are entitled to notice of, and to vote at, the 2021 Annual Meeting and any continuations, adjournments or postponements thereof. The list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder entitled to vote at the meeting, for any purpose germane to the Annual Meeting, for a period of 10 days prior to the 2021 Annual Meeting by email request, during ordinary business hours, to the Office of the Corporate Secretary of HC2 at

corpsec@hc2.com. The list of stockholders entitled to vote at the Annual Meeting will also be open to examination by any stockholders during the meeting.

Your vote is very important. We appreciate your taking the time to vote promptly. After reading the accompanying Proxy Statement, please cause your shares to be voted at your earliest convenience to ensure the presence of a quorum. As described in the Notice of Internet Availability of Proxy Materials, your shares may be voted over the Internet, by telephone, or, if you have requested a paper copy of the proxy materials and the proxy card by mail, by completing, signing and returning the proxy card in the postage pre-paid envelope accompanying the proxy materials.

The Board of Directors of HC2 recommends that stockholders vote:

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each nominee	10
Proposal 2 — Advisory vote on compensation of our named executive officers (“Say on Pay Vote”)	FOR	38
Proposal 3 — Ratification of appointment of independent registered public accounting firm	FOR	39
If you have any questions about the proposals to be voted on, please call our solicitor, Okapi Partners LLC at (877) 629-6355.

By Order of the Board of Directors,

Joseph A. Ferraro Chief Legal Officer and Corporate Secretary

YOUR VOTE IS VERY IMPORTANT. PLEASE CAUSE YOUR SHARES TO BE VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR TELEPHONE OR, IF YOU HAVE REQUESTED A PAPER COPY OF THE PROXY MATERIALS AND THE PROXY CARD BY MAIL, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED WITH YOUR PROXY MATERIALS, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO DECIDE TO ATTEND THE 2021 ANNUAL MEETING MAY, IF THEY SO DESIRE, REVOKE THEIR PROXIES AND VOTE THEIR SHARES AT THE MEETING.

AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, COPIES OF THE PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2020 ARE AVAILABLE AT WWW.HC2.COM (INVESTOR RELATIONS-PROXY MATERIALS).

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HC2 Holdings, Inc. 450 Park Avenue, 29th Floor New York, NY 10022

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2021

GENERAL INFORMATION ABOUT THE 2021 ANNUAL MEETING

This proxy statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by our Board of Directors (the “Board” or the “Board of Directors”) for use at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting” or the “Annual Meeting”) to be held on Thursday, June 17, 2021 at 11:00 a.m., Eastern Time, and any continuations, adjournments or postponements thereof. As used in this Proxy Statement, the terms “HC2,” the “Company,” “we,” “us” and “our” mean HC2 Holdings, Inc., a Delaware corporation and its subsidiaries unless the context indicates otherwise.

How do I attend the 2021 Annual Meeting?

The 2021 Annual Meeting will be held on Thursday, June 17, 2021 at 11:00 a.m., Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (“COVID-19”), the 2021 Annual Meeting will be held entirely online this year. Registered shareholders will be able to participate in the 2021 Annual Meeting online by visiting www.meetingcenter.io/244313913 and using the password HCHC2021, where you will be able to vote electronically and submit questions. You will not be able to attend the 2021 Annual Meeting in person. You will need the 15-digit control number on your Notice or your proxy card (if you receive a printed copy of the proxy materials) to participate in the virtual Annual Meeting. Beneficial owners of shares held in street name must follow one of the following two options.

Registration in Advance: Submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your HC2 Holdings, Inc. holdings along with your name and email address to Computershare. Requests must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time on June 14, 2021. You will receive a confirmation of your registration by email after we receive your registration material. Submit your request along with a copy of your Legal Proxy by email: legalproxy@computershare.com or by mail: Computershare, HC2 Holdings, Inc. Legal Proxy, PO Box 43001, Providence, RI 02940-3001.

Access on the Day of the Annual Meeting without Prior Registration: For the 2021 proxy season, an industry solution has been agreed upon to allow Beneficial Holders to register at the time of the annual meeting and be able to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form or email. This option is intended to be provided as a convenience to Beneficial Holders and there is no guarantee this option will be available for every type of Beneficial Holder voting control number. Note, the inability to provide this option to any or all Beneficial Holders shall in no way impact the validity of the Annual Meeting. In order to ensure you are able to attend, ask questions and vote at the Annual Meeting, you should use the “Registration in Advance” option above.

Once admitted, you may participate in the meeting and vote during the 2021 Annual Meeting by following the instructions that will be available on the meeting website. You do not need to participate in the 2021 Annual Meeting in order to vote.

How can I participate and ask questions at the 2021 Annual Meeting?

In order to submit a question at the 2021 Annual Meeting, you will need your 15-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 30 minutes before the start of the 2021 Annual Meeting and submit questions online. If you would like to submit a question during the 2021 Annual Meeting, once you have logged into the webcast, simply click on the message icon at the top of the screen, type in your question, then click the arrow icon on the right to submit. You can submit a question up until the time we indicate that the question-and-answer session is concluded.

What if I have technical or other “IT” problems logging into or participating in the 2021 Annual Meeting webcast?

Stockholders are encouraged to log into the webcast at least 30 minutes prior to the start of the meeting to test their Internet connectivity. If you experience technical difficulties during the check-in process call 1-888-724-2416 (Toll Free) or 1-781-575-2748 (International Toll) for assistance. If you have technical issues once you access the webcast, please click on the “Support” link in the upper right of the broadcast screen for assistance.

What documentation must I provide to vote online at the 2021 Annual Meeting?

If you are a stockholder of record and provide your 15-digit control number when you access the meeting, you may vote all shares registered in your name during the 2021 Annual Meeting webcast. If you are not a stockholder of record as to any of your shares (i.e., instead of being registered in your name, all or a portion of your shares are registered in “street name” and held by your broker, bank or other institution for your benefit), you must follow the instructions provided by the broker, bank or other nominee that holds your shares.

Why am I receiving proxy materials?

These proxy materials are being furnished to you in connection with the solicitation of proxies by our Board of Directors for the 2021 Annual Meeting, and any continuations, adjournments or postponements thereof. The proxy materials include our Notice of 2021 Annual Meeting of Stockholders of HC2 Holdings, Inc., this Proxy Statement, the proxy card and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Annual Report”). The proxy materials include detailed information about the matters that will be discussed and voted on at the 2021 Annual Meeting and furnish you with the information you need in order to vote, whether or not you participate in the 2021 Annual Meeting.

HC2 expects to mail the Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record entitled to vote at the 2021 Annual Meeting on or about April 30, 2021.

Can I access these proxy materials on the Internet?

Yes. This Proxy Statement and the 2020 Annual Report are available free of charge under the “Investor Relations — Proxy Materials” section of our website at www.hc2.com. You may also obtain these materials at www.edocumentview.com/HCHC and the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

Who can vote?

Stockholders who owned the Company’s common stock, par value $0.001 per share (the “Common Stock”), Series A Convertible Participating Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (“Series A-2 Preferred Stock” and, together with the Series A Preferred Stock, the “Preferred Stock”) (collectively, the “Company Securities”), as of the close of business on April 23, 2021, the record date for voting at the 2021 Annual Meeting (the “Record Date”), are entitled to vote at the 2021 Annual Meeting (however, pursuant to Delaware law, those shares of Preferred Stock owned by the Company’s wholly-owned subsidiary, Continental General Insurance Company (“Continental”), are not entitled to be voted at the 2021 Annual Meeting).

How many votes do I have?

Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the 2021 Annual Meeting, as further described in this Proxy Statement. Holders of Preferred Stock (except for the Preferred Stock that may not be voted as stated herein) will vote together as a single class with holders of Common Stock, on an as-converted basis, with respect to all matters before the 2021 Annual Meeting.

As of the Record Date for the 2021 Annual Meeting, there were (i) 77,612,041 shares of Common Stock outstanding and entitled to vote, (ii) 12,500 shares of Series A Preferred Stock, equal to 3,599,401 shares of Common Stock on an as-converted basis and (iii) 14,000 shares of Series A-2 Preferred Stock, equal to 2,631,579 shares of Common Stock on an as-converted basis; however, 6,125 shares of Series A Preferred Stock, equal to 1,763,706 shares of Common Stock on an as-converted basis, and 10,000 shares of Series A-2 Preferred Stock, equal to 1,879,699 shares of Common Stock on an as-converted basis, were owned by Continental, and, pursuant to Delaware law, such shares may not be voted at the 2021 Annual

Meeting. Therefore, as of the Record Date, there were a total of 80,199,616 shares of Common Stock (including the Preferred Stock on an as-converted basis and excluding the Preferred Stock that may not be voted on an as-converted basis) outstanding and entitled to vote.

How do I vote?

Whether or not you plan to participate in the 2021 Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to participate in the 2021 Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, you may vote:

VIA THE INTERNET
Follow the instructions included in the Notice to vote by Internet. Internet voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2021 Annual Meeting.

BY MAIL
As described in the Notice, you may request printed proxy materials, in which case you may complete, sign and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the 2021 Annual Meeting.

BY TELEPHONE
Follow the instructions included in the Notice to vote by telephone. Telephone voting facilities for stockholders of record will be available 24 hours a day and will remain open until such time the polls are closed during the 2021 Annual Meeting.

VOTE ONLINE DURING THE ANNUAL MEETING
You will be able to participate in the Annual Meeting online by visiting www.meetingcenter.io/244313913 and using the password HCHC2021, where you will be able to vote electronically and submit questions. You will not be able to attend the 2021 Annual Meeting in person. You will need the 15-digit control number on your proxy card to participate in the virtual Annual Meeting.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker or other nominee who is the record holder), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

VIA THE INTERNET Follow the instructions you receive from the bank, broker or other nominee to vote by Internet.	BY MAIL You will receive instructions from the bank, broker or other nominee explaining how to vote your shares by mail.

BY TELEPHONE Follow the instructions you receive from the bank, broker or other nominee to vote by telephone.
VOTE ONLINE DURING THE ANNUAL MEETING

Register in Advance: In order to obtain a 15-digit control number that will enable you to participate in the Annual Meeting, you must first submit your legal proxy reflecting your HC2 Holdings, Inc. holdings along with your name and email address to Computershare, HC2 Holdings, Inc. Legal Proxy, PO Box 43001, Providence RI 02940-3001, or by email to legalproxy@computershare.com. Such requests to Computershare must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, June 14, 2021. You will receive a confirmation email from Computershare of your registration.

Voting without prior registration: 2021 industry solution allows Beneficial Holders the ability to vote. Please refer to “How do I attend the Annual Meeting?” section above.

How Does the Board Recommend that I Vote on the Proposals?

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each nominee	10
Proposal 2 — Advisory vote on compensation of our named executive officers (“Say on Pay Vote”)	FOR	38
Proposal 3 — Ratification of appointment of independent registered public accounting firm	FOR	39
If any other matter is presented at the 2021 Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his discretion. As of the time this Proxy Statement was filed, we knew of no matters that need to be acted on at the 2021 Annual Meeting, other than those described in this Proxy Statement.

May I change or revoke my proxy?

You may change or revoke your previously submitted proxy at any time before the 2021 Annual Meeting or, if you participate in the 2021 Annual Meeting virtually, at the 2021 Annual Meeting.

If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

•by re-voting at a subsequent time by Internet or by telephone as instructed above;

•by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; or

•by voting during the 2021 Annual Meeting.

You may also revoke your proxy by delivering a signed revocation letter to Joseph A. Ferraro, the Company’s Corporate Secretary, at the Company’s address above before the 2021 Annual Meeting, which states that you have revoked your proxy. In light of disruptions caused by the COVID-19 outbreak, if you intend to revoke your proxy by providing such written notice, we advise that you also send a copy via email to corpsec@hc2.com.

Your latest dated proxy card, Internet or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker or other nominee, you may change your voting instructions by following the instructions of your bank, broker or other nominee.

What if I receive more than one Notice or proxy card?

You may receive more than one Notice or, if you have requested proxy materials, more than one proxy card, if you hold shares of our Common Stock or Preferred Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will my shares be voted if I do not vote or instruct my nominee how to vote?

If your shares are registered in your name, they will not be voted if you do not vote by Internet, by telephone, by completing, signing and returning your proxy card, if you have requested printed proxy materials, or during the 2021 Annual Meeting, as described above under “How Do I Vote?”.

With respect to shares held in street name, your bank, broker or other nominee generally has the discretionary authority to vote uninstructed shares on “routine” matters, but cannot vote such uninstructed shares on “non-routine” matters. A “broker non-vote” will occur if your bank, broker or other nominee cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your bank, broker or other nominee chooses not to vote on a matter for which it does have discretionary voting authority. The Election Proposal and the Say on Pay Vote are considered non-routine matters under applicable rules, and therefore your bank, broker or other nominee does not have discretionary authority to vote your uninstructed shares on such matters. Therefore, if you hold your shares in street name, it is critical that you instruct your bank, broker or other nominee how to vote if you want your vote to be counted.

What vote is required to approve each proposal and how are votes counted?

With respect to the Election Proposal, in an uncontested election of directors, the Fourth Amended and Restated By-Laws of the Company (the “By-Laws”) provide that directors will be elected by a majority of the votes cast. This means that the number of shares voted FOR each nominee must exceed 50% of the votes cast with respect to that nominee. The six nominees who receive a majority of FOR votes will be elected as directors. Voting stockholders may vote either FOR any or all of these nominees or AGAINST any or all of these nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of these directors.

With respect to the Say on Pay Vote and the Accounting Firm Proposal, the favorable vote of a majority of the votes cast by the holders of the Common Stock and Preferred Stock (with the exception of those shares of Preferred Stock owned by Continental, which are not entitled to be voted at the 2021 Annual Meeting pursuant to Delaware law), voting as a single class (with the Preferred Stock voting on an as-converted basis), will constitute the stockholders’ approval of the proposals, which in the case of the Say on Pay Vote, will be non-binding. For purposes of the Say on Pay Vote and the Accounting Firm Proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. For purposes of the Say on Pay Vote and the Accounting Firm Proposal, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you do not provide your broker with voting instructions regarding the Accounting Firm Proposal, they will have discretionary authority to vote your shares on the Accounting Firm Proposal.

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by e-mail or other electronic means or by telephone. We will pay these directors, officers and employees no additional compensation for these services. We will ask banks, brokers and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses.

In addition, we have retained Okapi Partners LLC to aid in the solicitation of proxies. We will pay Okapi Partners LLC fees of $10,000 plus reimbursement of its reasonable out-of-pocket costs for its services. If you have questions about the Annual Meeting or need additional copies of this Proxy Statement or additional proxy cards, please contact our proxy solicitation agent as follows:

Okapi Partners LLC
1212 Avenue of the Americas, 24th Floor
New York, NY 10036
Banks and Brokerage Firms, please call (212) 297-0720
Stockholders, please call (877) 629-6355
Via email at HC2proxy@okapipartners.com

What constitutes a quorum for the 2021 Annual Meeting?

The presence online at the 2021 Annual Meeting or by proxy, of the holders of a majority of the voting power of the capital stock of HC2 outstanding and entitled to vote at the 2021 Annual Meeting, including its Common Stock and Preferred Stock, on an as-converted basis, is necessary to constitute a quorum at the 2021 Annual Meeting. Votes of stockholders of record who are present online at the 2021 Annual Meeting or by proxy, broker non-votes and abstentions will be counted for purposes of determining whether a quorum exists. A quorum is necessary before business may be transacted at the 2021 Annual Meeting except that, even if a quorum is not present, with respect to some or all matters to be voted upon, the chairman of the 2021 Annual Meeting or the holders of shares having a majority of the voting power present online at the 2021 Annual Meeting or by proxy, with respect to the matter or matters to be voted upon, shall have the power to adjourn the 2021 Annual Meeting, from time to time until a quorum is present with respect to such matter or matters to be voted upon. As of the Record Date, there were a total of 80,199,616 shares of Common Stock (including the Preferred Stock on an as-converted basis and excluding the Preferred Stock that may not be voted on an as-converted basis) outstanding and entitled to vote. Thus, the holders of 40,099,809 shares of Common Stock or its equivalents must be present online at the 2021 Annual Meeting or represented by proxy at the 2021 Annual Meeting to have a quorum for the transaction of business.

BUSINESS HIGHLIGHTS

Since the beginning of fiscal year 2020 our management team, including our named executive officers, oversaw the following significant developments of the Company.
Corporate Performance Highlights
We believe that a skilled and motivated team of senior executives is essential to achieving positive results and implementing our business objectives. We have continued to structure our compensation program to provide our named executive officers and other senior executives with levels of compensation that we believe are necessary to retain their services and with incentives designed to achieve positive results and successfully implement our business objectives, in both the short and long term. As a result of the strong efforts by our current executive leadership team, we achieved a number of financial and strategic objectives during fiscal year 2020 and the first quarter of 2021:
•The Company sharpened its focus on three key business areas that it believes will drive growth and generate stakeholder value in 2021 and beyond: Infrastructure, Life Sciences and Spectrum. The Company accomplished this strategic simplification through the disposition of the Marine and Telecommunications segments and the sale of several non-core broadcast stations within its Spectrum segment during 2020. Furthermore, in the first quarter of 2021, the Company completed the sale of the Clean Energy segment and entered into a definitive agreement to sell the Insurance segment after having received a non-binding indication of interest for the Insurance segment in the fourth quarter of 2020. In aggregate, the Company will have reduced the number of its operating segments from seven to three through these portfolio optimization initiatives.
•The Company took several additional steps to enhance its capital structure, including a rights offering in November 2020 that raised $65 million in gross proceeds, and the refinancing of holding company debt in February 2021. Combined with the completed asset sales, the Company reduced overall indebtedness by approximately $203 million proforma for the Company’s February 2021 refinancing, which lowered its cost of debt, provided additional liquidity and financial flexibility, and extended near-term debt maturities.
•The Company reduced recurring corporate expenses by approximately 13% for the year primarily through decreased compensation and occupancy costs.
•DBM Global Inc. completed the execution of a number of projects in the Western U.S., and despite challenging end market conditions due to the COVID-19 pandemic, delivered solid results in 2020.
•In March 2021, the Company announced that DBM Global had reached an agreement to acquire 100% of Banker Steel Holdco LLC, which provides fabricated structural steel and erection services primarily for the East Coast and Southeast commercial and industrial construction markets.
•Pansend Life Sciences, LLC continued to focus on the development of innovative technologies and products in the healthcare industry and is currently invested in four companies, in particular making solid progress with its portfolio companies R2 Technologies (“R2”) (aesthetic dermatology) and MediBeacon (kidney monitoring). After a successful pre-order period among aesthetic providers, in April 2021 R2 commenced the commercial launch in the U.S. for Glacial RX™, its FDA-approved device utilizing patented CryoAesthetic technology, and expects to launch commercially in China in the second quarter of this year. In January 2021, R2 received the third and final $10 million in committed investment from Huadong Medicine Company Limited (“Huadong”), which will be used to fund the launch of R2's first-to-market innovations Glacial RX™ and Glacial Spa™ and the continued development of the product platform. MediBeacon received a commitment from Huadong for an additional $20 million in non-dilutive funding over the next two years to pursue Class 1 status in China, which will allow the device to immediately enter the Chinese hospital system. During the fourth quarter of 2020, MediBeacon received the first $10 million of funding upon confirmation from the FDA that China is eligible to be included in MediBeacon’s Global Study. An additional $5 million is expected to be received upon dosing of the first patient in the clinical study in China, and the remaining $5 million is expected to be used for reimbursement of certain expenses incurred by MediBeacon over the next two years.
•HC2 Broadcasting advanced its OTA distribution platform strategy by substantially completing the buildout of its network to 227 operating stations, connecting over 200 stations to its CentralCast system, growing the number of digital content network leasing capacity on the network to over 80, and significantly reducing costs. Additionally, HC2 Broadcasting completed the sale of four full power television stations and a low power television translator for aggregate gross proceeds of $40.5 million. The sale of these non-core stations, along with a refinancing in August 2020, resulted in reduced debt at HC2 Broadcasting.
Summary Disclosure on Stockholder Engagement
Our Compensation Committee and our Board consider the results of our stockholder votes regarding the non-binding resolution on executive compensation presented at our annual meetings and engage in robust outreach with our stockholders. We have reached out to our investors with the goal of identifying, understanding and addressing the concerns of our stockholders with respect to our executive compensation program. We have discovered during our discussions with those stockholders who engaged with us during our stockholder outreach initiative a general observation among participating stockholders that our executive compensation program, and particularly our prior bonus plan based on “net asset value” (“NAV”) return, was complicated and difficult for investors to understand.
Following these discussions with our investors and all other relevant parties, including the new members of our Board, we approved a new annual bonus program for our named executive officers in respect of the 2020 fiscal year in replacement of the bonus plan based on NAV return. This new incentive compensation program rewards our named executive officers for achieving our key business goals and objectives and is intended to further enhance the alignment between them and our stockholders.
Under the program adopted in 2020, the 2020 annual incentive program for our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer (the “2020 Plan”) was tied to the successful refinancing of our existing debt and equity securities with pending maturities as well as the achievement of individual performance goals.

EXECUTIVE COMPENSATION AND GOVERNANCE HIGHLIGHTS

The following is an overview of the highlights of our compensation and governance structure, and the fundamental compensation and governance policies and practices we do and do not use.

WHAT WE DO		WHAT WE DON’T DO
✓	Separation of the roles of Chairman of the Board and Chief Executive Officer (“CEO”)	✗	No excise tax gross-ups upon a change in control
✓	Majority voting for directors in uncontested elections	✗	No hedging or pledging activities by our executives and directors
✓	Actively engage with stockholders and act on stockholder feedback	✗	No defined benefit or supplemental retirement plans
✓	Use of performance-based compensation to align the interests of our executives and stockholders	✗	No perquisites or other personal benefits to executive officers that are not available to all employees
✓	Minimum Vesting Requirement - one year from the date an award is made	✗	No dividends on unvested equity awards until, and only to the extent that, those awards vest
✓	Double-Trigger Vesting - a “change in control” must also be accompanied by a qualifying termination to trigger acceleration of vesting	✗	No repricing or buyouts of underwater options or SARs
✓	Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program	✗	No liberal recycling provisions or “evergreen” provisions in equity plans
✓	Stock option exercise prices and stock appreciation right (“SAR”) grant prices at or above the fair market value on the grant date
✓	Robust succession planning for our CEO
✓	Encourage continuing education for directors

ELECTION OF DIRECTORS

(PROPOSAL 1)
The size of our Board is determined by resolution of the Board, subject to the requirements of our Second Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and Fourth Amended and Restated By-laws (the “By-Laws”). Our Board currently consists of the following six directors: Avram A. Glazer, Wayne Barr, Jr., Kenneth S. Courtis, Warren H. Gfeller, Michael Gorzynski and Shelly C. Lombard, each of whom is nominated for election at the 2021 Annual Meeting.
The Board will continue to evaluate the size of the Board and make adjustments as needed to meet the current and future needs of the Company.
At the recommendation of the Nominating and Governance Committee, our Board has nominated the following six individuals for election as a director at the 2021 Annual Meeting, to hold office until the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) and until his or her successor is duly elected and qualified: Avram A. Glazer, Wayne Barr, Jr., Kenneth S. Courtis, Warren H. Gfeller, Michael Gorzynski and Shelly C. Lombard. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proposal.
Each nominee is to be elected by a majority of the votes cast by holders of the Common Stock and Preferred Stock, in each case, outstanding and entitled to vote, voting as a single class (with the Preferred Stock voting on an as-converted basis).
If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. If you properly submit a proxy, but do not indicate any voting instructions, the named proxy holders will vote the shares of Company Securities represented thereby for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are currently serving as our directors.
Each nominee has consented to be named in this Proxy Statement, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve or for good cause will not serve as a director, it is intended that proxies will be voted for a substitute nominee designated by the Board, or, in the discretion of the Board, the Board may elect to reduce its size.
Pursuant to our By-Laws, written notice by stockholders of qualifying nominations for election to our Board of Directors must have been received by our Corporate Secretary by March 10, 2021. We did not receive any such nominations, and no other nominations for election to our Board may be made by stockholders at the Annual Meeting.

Board Recommendation
The Board unanimously recommends a vote “FOR” the election of Messrs. Glazer, Barr, Courtis, Gfeller and Gorzynski and Ms. Lombard as directors.

BOARD OF DIRECTORS
Information Regarding Directors
Set forth below is certain information with respect to our nominees for election as directors at the 2021 Annual Meeting, all of whom are current directors of the Company. This information has been provided by each director or director nominee at the request of the Company. None of the directors or nominees is related to any other director or nominee or to any executive officer of the Company. Each of the director nominees has been nominated by our Board for election at the 2021 Annual Meeting, to hold office until the 2022 Annual Meeting and until his or her successor is duly elected and qualified.
Director Nominees

Name	Age	Independent	Committee Membership	Director Since
Avram A. Glazer	60	Yes	Executive Committee and Nominating and Governance Committee (Chair)	2020
Wayne Barr, Jr.	57	No	Executive Committee	2014
Kenneth S. Courtis	66	Yes	Audit Committee, Compensation Committee (Chair) and Nominating and Governance Committee	2020
Warren H. Gfeller	68	Yes	Audit Committee, Compensation Committee and Nominating and Governance Committee	2016
Michael Gorzynski	43	No	Executive Committee	2020
Shelly C. Lombard	61	Yes	Audit Committee (Chair), Compensation Committee, Nominating and Governance Committee	2020

Avram A. Glazer, Chairman of the Board Age: 60 Director Since: 2020
Mr. Glazer has served as a director, and as Chairman of the Board, of HC2 since May 2020. He is also a member of the Executive Committee and Chairman of the Nominating and Governance Committee. Mr. Glazer is the principal of Lancer Capital LLC (“Lancer Capital”) and currently serves as Executive Co-Chairman and Director of Manchester United Plc (NYSE: MANU). Mr. Glazer served as President and Chief Executive Officer of Zapata Corporation, a U.S. public company, from March 1995 to July 2009 and Chairman of the Board of Zapata Corporation from March 2002 to July 2009. He was also previously Chairman and Chief Executive Officer of Safety Components International and Omega Protein Corporation. Mr. Glazer received a business degree from Washington University in St. Louis in 1982. He received a law degree from American University, Washington College of Law in 1985.

Wayne Barr, Jr. Age: 57 Director Since: 2014

Mr. Barr has served as a director of HC2 since January 2014 and Lead Director during March 2020. In June 2020, Mr. Barr was appointed as interim Chief Executive Officer, and has been Chief Executive Officer since November 2020. Mr. Barr is also a member of the Executive Committee and serves, and has served, as a director and/or officer of certain HC2 subsidiaries. From 2016 through April 2020, Mr. Barr was a member of the board of directors of CCUR Holdings, Inc. (OTCQB: CCUR) (“CCUR”) and he served as Executive Chairman, President and CEO of CCUR from March 2019 through April 2020. Mr. Barr is also a member of the board of directors of Alaska Communications Group, Inc., (NASDAQ: ALSK), which he joined in March 2018, where he is chairman of the Compensation and Personnel Committee and serves on the Nominating and Governance Committee. Mr. Barr is the principal of Oakleaf Consulting Group LLC, a management consulting firm focusing on technology and telecommunications companies, which he founded in 2001. Mr. Barr also co-founded and was president from 2003 to 2008 of Capital & Technology Advisors, a management consulting and restructuring firm and served as Managing Director of Alliance Group of NC, LLC, a full service real estate firm providing brokerage, planning and consulting services throughout North Carolina to a wide variety of stakeholders including landowners, developers, builders and investors, from 2013 through September 2018. Mr. Barr has previously served on the boards of directors of several companies, including as a director of Aviat Networks, Inc. (NASDAQ: AVNW) from November 2016 to November 2018. Mr. Barr received his J.D.

degree from Albany Law School of Union University and is admitted to practice law in New York State. He is also a licensed real estate broker in the state of North Carolina.

Kenneth S. Courtis Age: 66 Director Since: 2020
Mr. Courtis has served as a director of HC2 since May 2020 and is Chairman of the Compensation Committee and a member of the Audit and Nominating and Governance Committees. Mr. Courtis is a financial executive with more than 30 years of banking, investment management and board service experience. Since January 2009, Mr. Courtis has served as the Chairman of Starfort Investment Holdings. He previously served as Vice Chairman and Managing Director of Goldman Sachs from November 1998 to April 2009, and Managing Director of Deutsche Bank Asia from September 1986 to October 1998. He received an undergraduate degree from Glendon College in Toronto and an MA in international relations from Sussex University in the United Kingdom. He earned an MBA at the European Institute of Business Administration and received a Doctorate with honors and high distinction from l’Institut d’etudes politiques, Paris.

Warren H. Gfeller Age: 68 Director Since: 2016
Mr. Gfeller has served as a director of HC2 since June 2016, served as interim non-executive Chairman of the Board from April 1, 2020 through May 13, 2020 and is a member of the Audit, Compensation and Nominating and Governance Committees. He also served as a director of Global Marine Holdings, LLC, a majority owned subsidiary of HC2 from June 2018 until its sale in February 2020. He has been a member of the board of directors of Crestwood Equities Partners LP (NYSE: CEQP) since 2013, where he serves as Lead Director, Compensation Committee Chairman and as a member of the Finance Committee. He served as Lead Director and as a member of the Compensation Committee of Crestwood Midstream Partners LP from 2013 until its merger with Crestwood Equities Partners LP in November 2015. Mr. Gfeller served as Lead Director and Chairman of the Audit Committee of Inergy Holdings, L.P. from 2001 to 2013, Inergy Midstream Partners from 2011 to 2013 and Inergy Holdings GP LLC from 2005 to 2011. Mr. Gfeller served as Lead Director, Chairman of the Audit Committee and as a member of the Compensation Committee of Zapata Corporation from 1997 to 2009, and as Chairman of the Board and a member of the Audit Committee of Duckwall-Alco Stores, Inc. from 2003 to 2009. Mr. Gfeller also served as a director of Houlihan’s Restaurant Group from 1993 to 1998 and as a director of Synergy Gas, Inc. from 1992 to 1995. He also served as President and Chief Executive Officer from 1986 to 1991, and as a Director from 1987 to 1991, of Ferrellgas, Inc. (now Ferrellgas Partners LP (NYSE: FGP)) (“Ferrellgas”), a retail and wholesale marketer of propane and other natural gas liquids. Mr. Gfeller began his career with Ferrellgas in 1983, as an executive vice president and financial officer. Prior to joining Ferrellgas, Mr. Gfeller was the Chief Financial Officer of Energy Sources, Inc. from 1978 to 1983 and a Certified Public Accountant at Arthur Young & Co. from 1974 to 1978. Mr. Gfeller received a Bachelor of Arts degree from Kansas State University.

Michael Gorzynski Age: 43 Director Since: 2020
Mr. Gorzynski has served as a director of HC2 since May 2020. He is also a member of the Executive Committee. Mr. Gorzynski is the director of MG Capital Management Ltd., an investment firm focused on complex value-oriented investments. Since September 2020, Mr. Gorzynski has served as Chairman of the Board of Continental General Insurance Company, an indirectly held wholly-owned subsidiary of the Company (“CGIC”), and as Executive Chairman and President of CGIC’s affiliates Continental Insurance Group Ltd. and Continental LTC Inc. He also served on the board of directors of Beyond6, Inc., a majority-owned subsidiary of the Company from June 2020 until it was sold in January 2021. Previously, he invested in special situations globally at Third Point LLC, a large asset management firm, where he focused on macro, event-driven, distressed, and private investments across the capital structure. Mr. Gorzynski is an expert in restructurings and in the insurance and banking industries, having participated in multiple large-scale bank and insurance company restructurings. He began his career at Credit Suisse First Boston in the technology investment banking group and at Spectrum Equity Investors a private equity fund in Boston. Mr. Gorzynski earned a B.A. from the University of California, Berkeley, and received an MBA from Harvard Business School.

Shelly C. Lombard Age: 61 Director Since: 2020

Ms. Lombard has served as a director of HC2 since May 2020 and is Chair of the Audit Committee and a member of the Compensation and Nominating and Governance Committees. Ms. Lombard also served on the board of directors of Beyond6, Inc., a majority-owned subsidiary of the Company from August 2020 until it was sold in January 2021. Ms. Lombard is currently an independent consultant. Ms. Lombard is also a member of the board of directors and Chair of the Audit Committees of Spartacus Acquisition Corp (NASDAQ: TMTS), which she joined in October 2020, and a member of the board of directors and a member of the Audit Committee of Alaska Communications (NASDAQ: ALSK), which she joined in June 2020. From 2011 to 2014, she was the Director of High Yield and Special Situation Research for Britton Hill Capital, a broker dealer specializing in high yield bank debt and bonds and value equities. From 2003 to 2010, Ms. Lombard was a high yield bond analyst covering the automotive and media industries at Gimme Credit, a subscription bond research firm. From 1992 to 2001, Ms. Lombard analyzed, managed, and was involved in the restructurings of proprietary investments for ING, Chase Manhattan Bank, Barclays Bank and Credit Lyonnais. Ms. Lombard began her career at Citibank in the leveraged finance group. As an independent financial analyst and financial trainer, she reviews investment ideas, provides training for new hires at Wall Street banks, and has taught executive education courses in corporate finance, financial analysis, and the financial markets at Columbia University, the Wharton School of Business, and Moody’s. Ms. Lombard has an MBA. in finance from Columbia University.
Analysis of Our Directors in Light of Our Business
We are a diversified holding company with four reportable operating segments based on management’s organization of the enterprise: Infrastructure, Life Sciences, Spectrum and Insurance, plus our Other segment, which includes businesses that do not meet the separately reportable segment thresholds. We expect to focus on operating and managing our portfolio of companies and building value in Infrastructure, Life Sciences and Spectrum in the future. We believe these segments are well positioned to take advantage of current trends in today’s economy and that there is opportunity to build value organically and inorganically in these three segments. We will consider opportunities outside of these businesses in the longer term to acquire and invest in businesses with attractive assets that we consider to be undervalued or fairly valued.
Our Board has considered the experience, qualifications, attributes and skills of its members in light of our business and structure. In addition, our Board has considered, among other things, (i) the risks and uncertainties associated with, and resulting from, the COVID-19 pandemic, (ii) the importance of Board continuity, Board experience and stability in light of the circumstances and (iii) requirements of any Investor Agreements (as defined below) entered into with certain of our stockholders. In particular, with respect to each of our current directors, the Board considered:
•Mr. Glazer’s significant holding company and operational expertise, track record of leading a public company and creating stockholder value, as well as his service and leadership on multiple boards of directors of both public and private companies.
•Mr. Barr’s experience as our CEO and as a director in the telecommunications and technology industries, including his knowledge regarding management consulting matters.
•Mr. Courtis’ experience in global investment banking and investment management, in addition to his long history of board service.
•Mr. Gfeller’s experience in the energy industry and prior experience in various executive positions, as well as his service on the boards of directors of publicly traded companies, coupled with his extensive financial and accounting training and practice.
•Mr. Gorzynski’s experience in global private investment analysis, particularly his expertise in the insurance industry and restructurings.
•Ms. Lombard’s considerable financial and investment experience, particularly her expertise related to credit and mergers and acquisitions.

Director Independence
Our Common Stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “HCHC.” Under the corporate governance listing standards of the NYSE, at least a majority of the Company’s directors, and all of the members of the Company’s Audit Committee, Compensation Committee and Nominating and Governance Committee, must meet the test of “independence” as defined under the listing standards of the NYSE. The NYSE listing standards provide that to qualify as an “independent” director, in addition to satisfying certain bright-line criteria, the Board must affirmatively determine that a director has no relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. We have also adopted director independence standards included in our Guidelines (as defined in the section entitled “Corporate Governance Guidelines” beginning on page 16 of this Proxy Statement), which our Board uses to determine if a particular director is independent.
In addition to the independence standards discussed above, members of the Audit Committee must satisfy enhanced independence requirements established by the SEC and the NYSE for audit committee members. Specifically, members of the Audit Committee may not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation and they may not be an affiliated person of the Company or any of its subsidiaries.
Finally, in affirmatively determining the independence of any director who will serve on the Compensation Committee, the Board must consider all factors specifically relevant to determining whether a director has a relationship to the Company that is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee, including (1) the sources of compensation of the director, including any consulting, advisory or other compensatory fee paid by the Company to such director; and (2) whether the director is affiliated with the Company, its subsidiaries or its affiliates.
In April 2021, the Board undertook a review of director independence. During this review, the Board considered, among other things, relationships and transactions during the past three years between each director or any member of his or her immediate family, on the one hand, and the Company and its subsidiaries and affiliates, on the other hand. The purpose of the review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent as defined under the NYSE listing standards and our Guidelines, as well as the additional independence requirements applicable to Audit Committee and Compensation Committee members. Based on the review, our Board has affirmatively determined that Messrs. Glazer, Courtis, Gfeller and Ms. Lombard are independent directors under NYSE listing standards and our Guidelines and Messrs. Glazer, Courtis, Gfeller and Ms. Lombard are independent for purposes of serving on the Audit Committee, Compensation Committee and Nominating and Governance Committee.
Board Committees
Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Governance Committee and the Executive Committee. Our Audit Committee, the Compensation Committee and the Nominating and Governance Committee are composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board may also create additional committees for special purposes.

The table below provides membership information for each of the standing Board committees as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee	Executive Committee
Avram A. Glazer+				✓
Wayne Barr, Jr.				✓
Kenneth S. Courtis*	✓		✓
Warren H. Gfeller*	✓	✓
Michael Gorzynski				✓
Shelly C. Lombard*		✓	✓
Number of Meetings Held During 2020	12	7	8	27

+	Chairman of the Board
*	Audit Committee financial expert
Chair of the Committee
Audit Committee and Audit Committee Financial Expert
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the year ended December 31, 2020, the Audit Committee held 12 meetings. The Audit Committee currently consists of Shelly Lombard (Chair), Kenneth S. Courtis and Warren H. Gfeller, each of whom is an independent director. Our Board has determined that each of Messrs. Courtis and Gfeller and Ms. Lombard qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. The Board has considered the qualifications of the current members of the Audit Committee and has determined that they possess the skills necessary to review and analyze the Company’s financial statements and processes and to fulfill their other duties in accordance with the terms of the Audit Committee Charter.
The Audit Committee is responsible, among its other duties, for appointing, compensating and overseeing the Company’s independent registered public accounting firm, pre-approving all audit and non-audit services by the independent registered public accounting firm, reviewing the scope of the audit plan and the results of each audit with management and the independent registered public accounting firm, reviewing the Company’s internal audit function, reviewing the adequacy of the Company’s system of internal accounting controls and disclosure controls and procedures, reviewing the financial statements and other financial information included in the Company’s annual and quarterly reports filed with the SEC, and exercising oversight with respect to the Company’s code of conduct (the “Code of Conduct”) and other policies and procedures regarding adherence with legal requirements. The Audit Committee’s duties are set forth in the Audit Committee Charter. A copy of the Audit Committee Charter is available under the “Investor Relations-Corporate Governance” section of our website at www.hc2.com.
Compensation Committee
During the year ended December 31, 2020, the Compensation Committee held seven meetings. The Compensation Committee currently consists of Kenneth S. Courtis (Chairman), Warren H. Gfeller and Shelly C. Lombard, each of whom is independent and a “non-employee director” as defined by Rule 16b-3 under the Exchange Act.
The Compensation Committee is primarily responsible for establishing and periodically reviewing the compensation of our CEO and our other executive officers and recommending for Board approval the compensation for our non-employee directors. The Compensation Committee is also responsible for administering our equity compensation plans, which includes the authority to decide compensation matters pertaining to the Second Amended and Restated 2014 Omnibus Equity Award Plan (the “Second Amended 2014 Plan”), including the approval of equity instruments under the Second Amended 2014 Plan as well as administering and approving the Company’s annual incentive plan, if any. The CEO recommends to the Compensation Committee the compensation for our executive officers other than the CEO. The Compensation Committee is responsible for reviewing and assessing whether the Company’s compensation program encourages excessive risk and determines whether it is competitive in the marketplace. The DGCL generally permits the Compensation Committee to delegate its authority and responsibilities to subcommittees consisting of one or more members of such committee. A copy of the Compensation Committee Charter is available under the “Investor Relations — Corporate Governance” section of our website at www.hc2.com.
In addition, the Compensation Committee has the sole authority to hire, and to dismiss, a compensation consultant.
Nominating and Governance Committee
During the year ended December 31, 2020, the Nominating and Governance Committee held eight meetings. The Nominating and Governance Committee currently consists of Avram A. Glazer (Chairman), Kenneth S. Courtis and Shelly C. Lombard.
The Nominating and Governance Committee is responsible for (i) identifying, reviewing and evaluating candidates to serve as directors of the Company, (ii) serving as a focal point for communication between such candidates, non-committee directors and the Company’s senior management, (iii) recommending such candidates to the Board and (iv) making such other recommendations to the Board regarding the governance affairs relating to the directors of the Company (excluding director compensation, which is the responsibility of the Compensation Committee) and advising the Board with respect to Board composition, procedures and committees. The Nominating and Governance Committee’s duties are set forth in the Nominating and Governance Committee Charter. A copy of the Nominating and Governance Committee Charter is available under the “Investor Relations — Corporate Governance” section of our website at www.hc2.com.
Executive Committee
The Executive Committee was established by the Board on June 10, 2020. During the year ended December 31, 2020, the Executive Committee held 27 meetings. The Executive Committee currently consists of Avram A. Glazer, Wayne Barr, Jr. and Michael Gorzynski.
The Executive Committee is responsible for exercising the powers and authority of the Board (except as limited by applicable law and the committee’s charter) in between sessions of the Board, and while the Board is not in session, and for implementing the policy decisions of the Board.
Corporate Governance Guidelines
The Board has approved, following recommendation by the Nominating and Governance Committee, Corporate Governance Guidelines (the “Guidelines”), which address director qualifications and independence standards, responsibilities of the Board, access to management and independent advisors, certain Board compensation matters, procedures for review of related party transactions, Board orientation and continuing education, Board committees, succession planning, communications with stockholders and the media, and certain matters with respect to our Code of Conduct. A copy of the Guidelines is available under the “Investor Relations-Corporate Governance” section of our website at www.hc2.com.
Director Nomination Process
The Nominating and Governance Committee has the primary responsibility for identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board. The Nominating and Governance Committee considers the following factors set forth in the Nominating and Governance Committee Charter in selecting candidates for Board service: experience, skills, expertise, diversity (“Diversity Considerations”), personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and other relevant factors deemed appropriate in the context of the needs of the Board. In evaluating Diversity Considerations, the Nominating and Governance Committee utilizes an expansive definition of diversity that includes differences of experience, education and talents, among other things. While the Nominating and Governance Committee does not have a formal diversity policy, it seeks to achieve a range of talents, skills and expertise on the Board and evaluates each nominee with regard to the extent to which he or she contributes to this overall mix.
The Nominating and Governance Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors and stockholders, members of management, the Company’s advisors and executive search firms. The Nominating and Governance Committee will consider director candidates recommended by stockholders, in accordance with the procedures described below, and will evaluate such director candidates in the same manner that it evaluates candidates recommended by other sources. For those potential new director candidates who appear upon first consideration to meet the Board’s selection criteria, the Nominating and Governance Committee will conduct appropriate inquiries into their background and qualifications and, depending on the result of such inquiries, arrange for in-person meetings with the potential candidates. Directors are obligated to complete orientation training concerning the Company and to comply with limitations on outside activities that directors may engage in without Board approval.
Stockholders may submit written recommendations of director candidates by submitting such recommendation, including the candidate’s name and contact information and a statement of the candidate’s background and qualifications, to HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, Attention: Corporate Secretary.
The Nominating and Governance Committee is responsible for reviewing and making a recommendation to the Board regarding the continued service of the Company’s directors, (i) based upon service to the Company during a director’s term, attendance, participation, quality of performance and actual or potential conflicts of interest and (ii) in the event an employee director’s employment with the Company is terminated for any reason or a non-employee director changes his/her primary job responsibility since the time such director was most recently elected to the Board. The Guidelines provide that members of the Company’s management serving on the Board who cease to serve as a member of the Company’s management shall offer his or her resignation from the Board effective on the last date of employment; while the Board need not accept such offer of resignation, in general a member of the Company’s management shall not continue to serve as a member of the Board following such cessation of employment. The Guidelines also provide that members of the Board will offer to resign from the Board upon the occurrence of certain specified sanctions, charges or admissions of fault or liability, subject to the Board’s refusal to accept such resignations in certain circumstances.
The Nominating and Governance Committee Charter and the Guidelines are intended to provide a flexible set of criteria for the effective functioning of the Company’s director nomination process. The Nominating and Governance Committee intends to review its Charter and the Guidelines at least annually and anticipates that modifications may be necessary from time to time as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Nominating and Governance Committee may recommend to the Board for approval amendments to the Nominating and Governance Committee Charter and Guidelines at any time.
Stockholder and Other Interested Party Communications with the Board and/or Non-Employee Directors
The Board welcomes communications from the Company’s stockholders and other interested parties and has adopted a procedure for receiving and addressing those communications. Stockholders and other interested parties may send written communications to the Board or the non-employee directors by writing to the Board or the non-employee directors at the following applicable address: Board/Non-Employee Directors, HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, Attention: Corporate Secretary. Communications by email should be addressed to corpsec@hc2.com and marked “Attention: Corporate Secretary” in the “Subject” field. The Corporate Secretary will review and forward all communications from stockholders or other interested parties to the intended recipient.
Meeting Attendance
During the year ended December 31, 2020, our Board held 36 meetings. During 2020, each of our directors attended more than 75% of the aggregate number of meetings of our Board held during the period in which he or she was a director and the committees on which he or she served during the periods they served. Directors are expected, absent schedule conflicts, to attend our Annual Meeting of Stockholders each year. All our then-serving directors and director nominees attended the 2020 Annual Meeting of Stockholders.

Code of Conduct
We have adopted a Code of Conduct applicable to all directors, officers and employees, including the CEO, senior financial officers and other persons performing similar functions. The Code of Conduct is a statement of business practices and principles of behavior that support our commitment to conducting business in accordance with the highest standards of business conduct and ethics. Our Code of Conduct covers, among other things, compliance resources, conflicts of interest, compliance with laws, rules and regulations, internal reporting of violations and accountability for adherence to the Code of Conduct. A copy of the Code of Conduct is available under the “Investor Relations — Corporate Governance” section of our website at www.hc2.com. Any amendment of the Code of Conduct or any waiver of its provisions for a director or executive officer must be approved by the Board or a duly authorized committee thereof. We intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Conduct.
Board Leadership Structure
The Company’s leadership structure currently consists of separate roles for Chairman of the Board and CEO of the Company. On April 1, 2020, the Company announced the separation of the Chairman and CEO roles. On May 13, 2020, the Board elected Mr. Glazer to serve as Chairman of the Board and on June 10, 2020, appointed Wayne Barr, Jr. as interim CEO. On November 25, 2020, Mr. Barr was appointed as the Company’s CEO. At this time, the Board believes that it is in the best interests of the Company and its stockholders to have separate roles for Chairman of the Board and CEO of the Company, allowing Mr. Barr to concentrate his efforts on leading the Company to execute on its strategy, and enabling the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice, expertise and active oversight of management. The Board believes that having separate positions and having an independent director serve as Chairman of the Board is the appropriate leadership structure for our Company at this time and demonstrates our commitment to good corporate governance.
The Guidelines provide that the Chairman shall be elected annually by the Board and that in the event the Chairman is not an “independent” director, the Board shall select another director to serve as “Lead Independent Director” from among the members of the Board that are determined at that time by the Board to be “independent.” The Chairman may be removed as Chairman at any time by a majority of the members of the Board.
With separate roles for Chairman of the Board and CEO of the Company, our governance structure provides a form of leadership that allows the Board to function distinct from management, capable of objective judgment regarding management’s performance and enables the Board to fulfill its duties effectively and efficiently.
The Chairman of the Board’s duties include:
•presiding over all meetings and strategy sessions of the Board;
•collaborating with the CEO and preparing the agenda for Board meetings with the Corporate Secretary and in consultation with the other members of the Board;
•ensuring information flows openly between senior management and the Board; and
•presiding over all meetings of stockholders.
The Chairman of the Board is also responsible for:
•convening and presiding over executive sessions of the independent directors;
•setting the agenda of and leading meetings of the independent directors;
•briefing the CEO regarding issues arising during executive sessions, as necessary;
•consultations with the independent directors and the committee chairpersons; and
•facilitating Board communication among the independent directors outside of Board meetings.

Board Role in Risk Oversight

The Board supervises and has control over the Company’s governance and compliance processes and procedures. As part of this role, the Board has overall responsibility for risk supervision, with a focus on material risks facing the Company. The Board primarily discharges its risk supervision responsibilities through its Audit Committee and Compensation Committee functions, each of which reports its activities to the Board. The risk supervision responsibilities of the Board’s committees include the following:

•Audit Committee. The Audit Committee is responsible for the supervision of risk policies and processes relating to the Company’s financial statements and financial reporting processes. This Committee reviews the Company’s risk management procedures and policies and discusses with management the Company’s material operating and financial risk exposures and the manner in which such exposures are managed. The Audit Committee also discusses these potential risks with the Company’s outside independent registered public accounting firm responsible for auditing the Company’s books, records and financial statements.

•Compensation Committee. The Compensation Committee is responsible for evaluating potential compensation-related risks and supervising management’s assessment of risks related to employee compensation policies and programs.

The Company’s CEO and other members of the Company’s senior management team primarily design, implement, execute and monitor HC2’s risk management policies and procedures. The Audit Committee meets with our senior management team periodically to review HC2’s risk management practices. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
Director Education
The Board believes that the stockholders of the Company are best served by a board of directors comprised of individuals who are well versed in modern principles of corporate governance and other subjects relevant to board service. All members of the Board are encouraged to attend any director education programs they deem appropriate to stay informed about developments in corporate governance and the industries in which the Company participates. The Company reimburses directors for the reasonable costs of attending director education programs.
Anti-Pledging and Anti-Hedging Policies
Our insider trading policy prohibits pledging, subject to certain exceptions as set forth therein. Under the policy, directors and employees of the Company or its subsidiaries and controlled affiliates and family members living in their households (“Covered Persons”) are not permitted to pledge securities of the Company (“Company Securities”) to secure loans, nor are they permitted to purchase securities of the Company on margin (other than in a cashless exercise of stock options). An exception to this prohibition may be granted by the Chief Legal Officer where a Covered Person wishes to pledge Company Securities as collateral to secure loans or purchase Company Securities on margin where, among other factors, the Covered Person clearly demonstrates the financial capacity and liquidity to repay the loan without resort to the pledged securities; provided that Covered Persons may only pledge Company Securities if (i) such securities represent less than 25% of the Company Securities held by such employee (excluding any unvested equity awards); (ii) such Company Securities represent less than 5% of the outstanding capital stock of the Company; and (iii) a request for approval of the Chief Legal Officer is submitted at least two weeks prior to execution (unless the Chief Legal Officer waives or shortens such notice requirement) and approval is granted. If an individual that was not previously a Covered Person (x) holds Company Securities in a margin account or is pledging Company Securities as a collateral of a loan and (y) becomes a Covered Person, such Covered Person shall promptly request approval from the Chief Legal Officer, and such approval shall be provided if such arrangement was already in place before the individual initially became a Covered Person and, as reasonably determined by the Chief Legal Officer, the aggregate amount of such Company Securities in the margin account and/or pledged is not material.
Covered Persons are also not permitted to purchase financial instruments that are designed to hedge or offset any decrease in the market value of Covered Securities or otherwise engage in any other type of transaction involving Covered Securities that would have similar economic consequences.

Compensation of Directors
Annual Cash Compensation. During the period January 1, 2020 through April 27, 2020, the Company’s non-employee directors were paid cash fees on a quarterly basis in arrears, as follows: (i) $70,000 annual fee for each non-employee director; (ii) $31,500 annual fee for the Lead Independent Director; (iii) $25,000 annual fee for the Chair of the Audit Committee; (iv) $16,000 annual fee for the Chair of the Compensation Committee; (v) $12,000 annual fee for the Chair of the Nominating and Governance Committee; (vi) $12,500 annual fee for each member of the Audit Committee other than the Chair; (vii) $8,000 annual fee for each member of the Compensation Committee other than the Chair; and (viii) $6,000 annual fee for each member of the Nominating and Governance Committee other than the Chair. These fees were prorated for the period January 1, 2020 through April 27, 2020.
In response to the Company’s discussions with investors who engaged with the Company during its stockholder outreach program for the 2020 Annual Meeting, the Board voluntary reduced cash compensation for each non-employee director by 25%, effective April 28, 2020. Beginning April 28, 2020, the Company’s non-employee directors were paid cash fees on a quarterly basis in arrears, as follows: (i) $52,500 annual fee for each non-employee director; (ii) $23,625 annual fee for the Lead Independent Director or Non-Executive Chairman; (iii) $18,750 annual fee for the Chair of the Audit Committee; (iv) $12,000 annual fee for the Chair of the Compensation Committee; (v) $9,000 annual fee for the Chair of the Nominating and Governance Committee; (vi) $9,375 annual fee for each member of the Audit Committee other than the Chair; (vii) $6,000 annual fee for each member of the Compensation Committee other than the Chair; and (viii) $4,500 annual fee for each member of the Nominating and Governance Committee other than the Chair. Each of these amounts is prorated for non-employee directors who are elected or appointed during the year. In addition, since the reduced fees were implemented on April 28, 2020, the fees were prorated for the period April 28, 2020 through December 31, 2020.
The Company also reimburses non-employee directors for their out-of-pocket expenses incurred in connection with their service on the Board. Employees of the Company, such as our named executive officers, who also serve as directors do not receive separate compensation for service on the Board. Mr. Barr ceased being a non-employee director on June 10, 2020. His compensation for his service as a non-employee director and as a named executive officer is reflected in the 2020 Summary Compensation Table in the “Compensation Tables” section, rather than in the Non-Employee Director Compensation Table below.
Annual Equity Compensation.
Unless otherwise provided by the Compensation Committee, following each annual meeting of stockholders during the term of the Second Amended 2014 Plan and for so long as equity is available to issue under such plan or a successor plan, each non-employee director is granted restricted stock awards (“RSAs”). The award of RSAs had a grant date fair market value of $90,000. In accordance with this policy, on July 30, 2020, the Compensation Committee awarded each of Messrs. Glazer, Courtis and Gorzynski and Ms. Lombard shares of restricted stock equal to $90,000 for the 2020-2021 year and $7,868.85 for the prorated portion of the 2019-2020 year in which they served, for an aggregate amount of $97,868.85 for a total of 33,747 shares, two-thirds of which will vest on July 30, 2021, and one-third of which will vest on July 30, 2022 (subject to continued service as a non-employee director through each applicable vesting date). On July 30, 2020, the Compensation Committee also awarded Mr. Gfeller shares of restricted stock equal to $90,000 for a total of 31,034 shares, two-thirds of which will on July 30, 2021, and one-third of which will vest on July 30, 2022 (subject to continued service as a non-employee director through each applicable vesting date). On March 25, 2021, the Compensation Committee and the Board approved the acceleration of the vesting for all of the unvested RSAs granted to the non-employee directors on July 30, 2020, all of which will vest on the earlier of first anniversary of the grant date and the date of our 2021 annual meeting of stockholders. This action was taken in order to align the vesting schedules of these awards with the term of each director's service on the Board.
Indemnification Agreements with Directors and Executive Officers
The Company has entered into indemnification agreements with each of its directors and executive officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

Non-Employee Director Compensation Table
The following table provides compensation information for the year ended December 31, 2020 for each non-employee director who served during any part of 2020:

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)		Total ($)
Avram A. Glazer(2)	53,502	97,866	—		151,368
Kenneth S. Courtis(3)	48,245	97,866	41,778	(4)	187,889
Warren H. Gfeller(5)	85,889	89,999	4,167	(6)	180,055
Michael Gorzynski(7)	33,317	97,866	—		131,183
Lee S. Hillman, Former Director(8)	46,759	—	—		46,759
Robert V. Leffler, Jr., Former Director(9)	57,918	—	—		57,918
Shelly C. Lombard(10)	50,077	97,866	—		147,943
Julie Totman Springer, Former Director(11)	58,511	—	—		58,511
(1)    These amounts represent the aggregate grant date fair value of RSAs granted in 2020 computed in accordance with FASB ASC Topic 718 (“ASC 718”). A discussion of the assumptions used in determining grant date fair value may be found in Note 19 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. Each non-employee director received a grant of RSAs on July 30, 2020. The grant date fair value for each award of RSAs was based on the closing price of HC2 Common Stock of $2.90 on July 30, 2020.

(2)    As of December 31, 2020, Mr. Glazer had 33,747 RSAs outstanding.

(3)    As of December 31, 2020, Mr. Courtis had 33,747 RSAs outstanding.

(4)    This amount represents fees paid to Mr. Courtis by DBM Global, Inc., a majority-owned subsidiary of the Company (“DBMG”), for his service on the DBMG Board of Directors in 2020.

(5)    As of December 31, 2020, Mr. Gfeller had 43,279 RSAs outstanding.

(6)    This amount represents fees paid to Mr. Gfeller by GMH LLC for his service on the GMH LLC Board of Directors in 2020.

(7)    As of December 31, 2020, Mr. Gorzynski had 33,747 RSAs outstanding.

(8)    Mr. Hillman did not stand for re-election at the 2020 Annual Meeting and ceased service on the Board effective July 20, 2020.

(9)    Mr. Leffler did not stand for re-election at the 2020 Annual Meeting and ceased service on the Board effective July 20, 2020.

(10)    As of December 31, 2020, Ms. Lombard had 33,747 RSAs outstanding.

(11)    Ms. Springer did not stand for re-election at the 2020 Annual Meeting and ceased service on the Board effective July 20, 2020.

EXECUTIVE OFFICERS
Executive officers are appointed by and serve at the discretion of the Board. Set forth below is information regarding our executive officers as of April 23, 2021.

Name	Age	Position
Wayne Barr, Jr.	57	President and Chief Executive Officer
Michael J. Sena	48	Chief Financial Officer
Joseph A. Ferraro	43	Chief Legal Officer & Corporate Secretary
Suzi Raftery Herbst	45	Chief Administrative Officer

Wayne Barr, Jr. Mr. Barr’s biography can be found under “Board of Directors-Information Regarding Directors.”
Michael J. Sena has been HC2’s Chief Financial Officer since June 2015 and is a director and/or officer of several of HC2’s subsidiaries. Prior to joining the Company, Mr. Sena was the Senior Vice President and Chief Accounting Officer of HRG from October 2014 to June 2015, and had previously served as the Vice President and Chief Accounting Officer, from November 2012 to October 2014. Mr. Sena was also the Vice President and Chief Accounting Officer of Zap.com, a subsidiary of HRG, from November 2012 to June 2015, and served as a director of Zap.com from December 2014 until June 2015. From January 2009 until November 2012, Mr. Sena held various accounting and financial reporting positions with Reader’s Digest Association, Inc., last serving as Vice President and North American Controller. Before joining Reader’s Digest Association, Inc., Mr. Sena served as Director of Reporting and Business Processes for Barr Pharmaceuticals from July 2007 until January 2009. Prior to that, Mr. Sena held various positions with PricewaterhouseCoopers, LLP. Mr. Sena is a Certified Public Accountant and holds a B.S. in Accounting from Syracuse University.

Joseph A. Ferraro has been Chief Legal Officer and Corporate Secretary of HC2 since September 2017 and is an officer of several of HC2’s subsidiaries. Mr. Ferraro brings to HC2 over 18 years of extensive experience building and managing legal and compliance departments for permanent capital vehicles (including registered investment companies, such as business development companies (“BDCs”) and closed-end funds), registered investment advisers, private equity funds and other pooled investment vehicles. He is responsible for all legal matters at HC2, encompassing mergers and acquisitions, securities, commercial, employment, corporate governance, regulatory and other activities. Prior to joining HC2, for nearly nine years Mr. Ferraro was the General Counsel of Prospect Administration LLC, the administrator for Prospect Capital Corporation (NASDAQ: PSEC, together with its affiliates, “Prospect”), a BDC. Mr. Ferraro also served as Assistant Secretary of PSEC and Deputy Chief Compliance Officer of Prospect Capital Management, L.P., and advised multiple Prospect-affiliated registered investment companies, registered investment advisers and funds. At Prospect, Mr. Ferraro was responsible for legal matters across all Prospect entities and investment funds. Together with other industry general counsel, Mr. Ferraro also promoted, and provided Congressional testimony in support of, legislation to modernize the BDC provisions of the Investment Company Act of 1940, which became law in March 2018. Before joining Prospect, Mr. Ferraro was a corporate associate at the law firms of Boies, Schiller & Flexner LLP and Sullivan & Cromwell LLP. Mr. Ferraro graduated cum laude from Princeton University with an A.B. from The Woodrow Wilson School of Public and International Affairs, and graduated with honors from The Law School at The University of Chicago, where he served on the University of Chicago Law Review as a Staff Member and Managing Editor.

Suzi Raftery Herbst has been Chief Administrative Officer of HC2 since March 2015. Ms. Herbst has over 21 years of diverse human resources, recruiting, equity and foreign exchange sales experience. Prior to joining HC2, Ms. Herbst was the Senior Vice President and Director of Human Resources of Harbinger Capital and HRG from March 2010 through March 2015. Before joining Harbinger Capital and HRG, Ms. Herbst was the Head of Recruiting at Knight Capital Group. Prior to Knight, Ms. Herbst held various positions in the Human Resources and Foreign Exchange Sales departments at Cantor Fitzgerald. Ms. Herbst started her career in the Equity Sales department at Merrill Lynch. Ms. Herbst also served on the Board of Trustees of Cheshire Academy from September 2013 through September 2015. Ms. Herbst earned a Bachelor of Arts degree in Communications and Studio Art from Marist College.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
Our compensation program for our named executive officers is designed to recognize the level of responsibility of each executive within the Company, taking into account the executive’s role and expected leadership within the Company, as well as to encourage decisions and actions that have a positive impact on our overall performance. The tables below sets forth certain information regarding compensation paid or accrued for 2020 and 2019 to our current CEO, Mr. Barr, our former CEO, Mr. Falcone, and each of our two most highly compensated executive officers who were serving as executive officers at the end of 2020, Mr. Sena, our Chief Financial Officer and Mr. Ferraro, our Chief Legal Officer. We refer to these persons as our “named executive officers”.
Following the end of each fiscal year, the Compensation Committee reviews the Company’s performance and the performance of each named executive officer. Based on this review, the Compensation Committee discusses, assesses, and approves any potential base salary increases related to the current fiscal year, awards annual incentive bonuses with respect to the prior fiscal year, and authorizes equity award grants. In connection with its review process, the Compensation Committee reviews reports on executive compensation trends issued by respected publications, and compiles compensation information through Equilar, proxy statements, compensation-related public disclosures, industry trade journals and other sources. Recognizing that there is no one listed company that has a diverse group of businesses and geographic reach that would be comparable to the Company, the Compensation Committee conducts its compensation analysis by reviewing the compensation practices of companies with similar lines of operating business. The Compensation Committee also considers compensation practices at various investment banking institutions and private equity funds, as it believes the skill sets of its executives overlap with those required by those institutions. The Compensation Committee does not target any particular percentile or comparative level of compensation for executive officers. For 2020, the Compensation Committee engaged an independent compensation consultant, Compensation Strategies Inc., to provide advice in connection with its decisions regarding executive compensation and to assist the Compensation Committee with its responsibilities.
Typically, our CEO makes compensation recommendations to the Compensation Committee with respect to compensation of the named executive officers other than himself. With respect to our CEO, the Compensation Committee makes its decisions absent the input of the CEO.
We are a “smaller reporting company” as that term is defined in Rule 12b-2 promulgated under the Exchange Act and are taking advantage of our ability to provide certain less comprehensive disclosures in our SEC filings, including reduced executive compensation disclosures.
Summary Compensation Information
2020 Summary Compensation Table
The following table sets forth, for the fiscal years ended December 31, 2020 and 2019, the total compensation paid or accrued to our named executive officers as determined in accordance with SEC disclosure rules.

In the case of equity awards granted to our named executive officers, the SEC disclosure rules require that the “Summary Compensation Table” include the aggregate accounting grant date fair value of equity awards granted during the applicable fiscal year. While these amounts represent the grant date accounting value of the awards, they do not represent amounts actually paid to the named executive officer in the applicable year or that may be paid in the future. In addition, certain cash awards earned by the named executive officers under the bonus plan that are included in the “Summary Compensation Table” were subject to deferral and not payable until subsequent years as an additional retention measure and a portion of those amounts were subject to clawback under the terms of the bonus plan due to NAV performance in 2019 and therefore will not be paid to the applicable named executive officers, but the SEC disclosure rules do not permit reduction of the bonus amounts for the applicable years to reflect the deferral or the clawback.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Wayne Barr, Jr. (6) (7) President and Chief Executive Officer	2020	198,000	180,000	89,999	—	195,000	46,706	709,705

Michael J. Sena Chief Financial Officer	2020	300,000	—	575,354	105,514	262,500	6,000	1,249,368
	2019	300,000	—	—	—	340,000	6,000	646,000

Joseph A. Ferraro Chief Legal Officer and Corporate Secretary	2020	300,000	—	575,354	105,514	247,500	6,000	1,234,368
	2019	300,000	—	—	—	500,000	6,000	806,000

Philip A. Falcone (8) Former Chairman, President and Chief Executive Officer	2020	334,615	—	—	—	—	—	334,615
	2019	600,000	—	—	—	—	—	600,000
(1)    The amounts in this column represent cash bonuses granted to our named executive officers as sign-on bonuses or minimum bonuses required to be paid pursuant to employment agreements.

(2)    These amounts represent the aggregate grant date fair value of RSAs and/or restricted stock units (“RSUs”) granted in 2020 and 2019, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 18 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. Messrs. Sena and Ferraro were promised certain equity awards in 2019 in the form of RSUs in respect of the 2018 performance period. An accounting charge was not taken for those awards in 2019 because the vesting of the equity awards was subject to shareholder approval of a sufficient number of shares under the Second Amended 2014 Plan sufficient to satisfy the settlement of such equity awards. The Board authorized the removal of this approval requirement on July 16, 2020 and amounts reflecting these awards are reflected as 2020 grants in the table.

(3)    The amounts in this column represent the aggregate grant date fair value of stock option awards granted in 2020, 2019 and 2018, as applicable, computed in accordance with ASC 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 18 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. Messrs. Sena and Ferraro were promised certain equity awards in 2019 in the form of stock options in respect of the 2018 performance period. An accounting charge for those awards was not taken in 2019 because the exercisability of those awards was subject to shareholder approval of a sufficient number of shares under the Second Amended 2014 Plan sufficient to satisfy the exercise of the awards. The board authorized the removal of this approval requirement on July 16, 2020 and amounts reflecting these awards are reflected as 2020 grants in the table

(4)    The amounts in this column represent annual cash incentive payments under our bonus plan. Amounts reported for each year are based on performance in such year, even if paid subsequent to year-end. See “Narrative Disclosure to Summary Compensation Table” below for a description of the bonus plan, which provides for the payment of amounts earned with respect to the 2020 performance period in a mix of cash and equity. See page 26 for an explanation of the method by which the Cash payments in this column are calculated and paid.

(5)    Unless otherwise indicated, the amounts in this column represent matching contributions made by the Company to the Company’s 401(k) plan on behalf of each of the named executive officers who participated in such plan.

(6)    Mr. Barr ceased being a non-employee director on June 10, 2020. Compensation reflected here includes Mr. Barr's service as a non-employee director prior to June 10, 2020. On June 10, 2020 Mr. Barr began serving as interim Chief Executive Officer of the Company. On November 25, 2020, Mr. Barr was appointed as the Company’s CEO. Mr. Barr did not serve as an executive officer of the Company during 2019.

(7)    The amount in the “All Other Compensation” column reflects (i) $42,539 in compensation for Mr. Barr’s service as a non-employee director through June 10, 2020 and (ii) $4,167 in fees paid to Mr. Barr by GMH LLC for his service on the GMH LLC Board of Directors in 2020.

(8)    Mr. Falcone resigned from his position as Chairman of the Board effective April 1, 2020 and was terminated as President and Chief Executive Officer effective July 10, 2020.

Narrative Disclosure to Summary Compensation Table
For fiscal year 2020, our executive compensation program for our named executive officers consisted of the following core elements: (i) an annual base salary and (ii) an annual bonus based on the achievement of Company performance measures and each executive’s individual contributions to such achievement and the achievement of certain individual performance metrics, 50% of which is payable in cash and 50% in equity payable over a three-year period, one-third on each of the first, second and third anniversary of the date of grant, subject to the executive’s continued employment. This total mix of payments has allowed us to provide compensation that directly addresses our compensation goals of talent retention, alignment of executive and stockholder interests and linking pay with performance. In fiscal year 2020, except for the base salary increase provided to Mr. Barr in the Barr A&R Employment Agreement (as described below in “Employment Agreement with Wayne Barr, Jr.”), the annual base salary for each of our named executive officers remained unchanged from fiscal year 2019. We also provide our named executive officers with additional benefits, including participation in a 401(k) plan. Individual performance of our named executive officers is reviewed on an annual basis during the Compensation Committee’s annual evaluation process, which is designed to ensure consistent global Company results, hold our named executive officers accountable for results and set expectations for future results. The Compensation Committee also from time to time may grant special cash bonuses, sign-on bonuses, cash retention bonuses or incentive equity awards to named executive officers to recognize particularly strong achievement or for specific recruitment or retention purposes.

Impact of Stockholder Outreach - New 2020 Executive Incentive Program
Our Compensation Committee and our Board considered the results of our stockholder vote regarding the non-binding resolution on executive compensation presented at the 2020 Annual Meeting and decided to engage in robust outreach with our stockholders. Following the 2020 Annual Meeting, at the Board’s direction, we reached out to investors representing more than 58% of outstanding shares (including 21 institutional investors) with the goal of identifying, understanding and addressing the concerns of our stockholders with respect to our executive compensation program. We discovered during our discussions with those stockholders who engaged with us during our stockholder outreach initiative a general observation among participating stockholders that our executive compensation program, and particularly our bonus plan based on “net asset value” (“NAV”) return, was complicated and difficult for investors to understand.
Following these discussions with our investors and all other relevant parties, including the new members of our Board, we approved a new annual bonus program for our named executive officers in respect of the 2020 fiscal year in replacement of the bonus plan based on NAV return. This new incentive compensation program rewards our named executive officers for achieving our key business goals and objectives and is intended to further enhance the alignment between them and our stockholders.
Under the program adopted in 2020, the 2020 annual incentive program for our Chief Executive Officer, Chief Financial Officer and Chief Legal Officer (the “2020 Plan”) was tied to the successful refinancing of our existing debt and equity securities with pending maturities as well as the achievement of individual performance goals. The target bonus opportunity for each officer was as follows:

Title	Target Bonus Amount	Percentage of Base Salary
Chief Executive Officer	$180,000 (1)	100%
Chief Financial Officer	$525,000	175%
Chief Legal Officer	$495,000	165%

(1) Minimum bonus amount based on Mr. Barr's initial base salary of $360,000 pro-rated for the term of his service in 2020.

Any annual bonuses that become payable to the officers listed above under the 2020 Plan are paid 50% in cash and 50% in RSAs that are subject to vesting over a three-year period one-third on each of the first, second and third anniversary of the date of grant. The Board adopted the HC2 Holdings, Inc. Omnibus Equity Award Plan (the “2014 Omnibus Plan”) on April 11, 2014 and, subject to stockholder approval, subsequently adopted the Amended and Rested 2014 Omnibus Equity Award Plan (the “Amended 2014 Plan”, and, together with the 2014 Omnibus Plan, the “Prior Plans”). The Compensation Committee administers the Prior Plans and the Second Amended 2014 Plan and has broad authority to administer, construe and interpret the plans. The Second Amended 2014 Plan provides for the grant of awards of non-qualified stock options, incentive stock options, SARs, RSA, RSUs and other stock based awards, performance compensation awards (including cash bonus awards) or any of the foregoing.

We believe that this mix of equity awards and cash will further incentivize our officers to achieve our long-term objectives while preserving our cash position.
The structure and applicable performance goals of our executive incentive program will be reevaluated on an annual basis by the Compensation Committee as our business model evolves to ensure that we continue to provide incentive compensation that is subject to the achievement of our key business goals and objectives.
Based on an assessment of the pre-established performance goals under the 2020 Plan in respect of fiscal year 2020 performance, the Compensation Committee determined that Mr. Barr earned a bonus of $750,000, Mr. Sena earned a bonus of $525,000 and Mr. Ferraro earned a bonus of $495,000.
Other than the RSUs listed above, we do not currently expect to make any grants of equity awards to the officers listed above in 2020 in respect of their ongoing service as executive officers.
The table below shows the amounts awarded to each named executive officer under the bonus plan in respect of fiscal year 2020 performance:

Title	Cash ($)	Equity ($)	Total Bonus ($)
Chief Executive Officer	375,000	375,000	750,000
Chief Financial Officer	262,500	262,500	525,000
Chief Legal Officer	247,500	247,500	495,000
Total NEO	885,000	885,000	1,770,000
Cash amounts payable pursuant to the bonus plan are included in the column titled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table for fiscal year 2020 (although no amounts are actually payable until after the end of fiscal year 2020). However, in the case of equity awards, the SEC disclosure rules require that the Summary Compensation Table and the Grants of Plan-Based Awards table include for each fiscal year the aggregate fair value, as of the grant date, of equity awards granted only during the applicable fiscal year. The equity awards that were earned by our named executive officers pursuant to the bonus plan in respect of fiscal year 2020 performance were granted following the end of fiscal year 2020. As these equity awards were made after the end of fiscal year 2020, they are not included in the Summary Compensation Table and Grants of Plan-Based Awards Table in this Proxy Statement, but in accordance with SEC rules will be included in next year’s table for our named executive officers in fiscal year 2021.
Employment Agreements
Employment Agreement with Wayne Barr, Jr.
On August 7, 2020, we entered into an employment agreement with Wayne Barr, Jr., to serve as the Company’s interim President and Chief Executive Officer (the “Barr Employment Agreement”). The Barr Employment Agreement provide that Mr. Barr is employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Barr Employment Agreement, Mr. Barr (i) received an initial annual base salary of $360,000, (ii) was awarded an initial equity grant consisting of shares of restricted stock in the amount of $90,000, two-thirds of which vested on July 30, 2020 and the remainder of which will vest on July 20, 2021, subject to Mr. Barr’s continued service as a member of the Board or employee of the Company, and (iii) was eligible to receive an Annual Bonus in respect of 2020 in an amount equal to no less than $180,000 pursuant to certain conditions. Pursuant to the Barr Employment Agreement, Mr. Barr was also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses and severance upon a qualifying termination in accordance with the Severance Guidelines.

On November 30, 2020, we entered into an amended and restated employment agreement with Mr. Barr setting forth the terms of his employment with the Company, effective as of the Effective Date (the “Barr A&R Employment Agreement”). The Barr A&R Employment Agreement supersedes the previous employment agreement by and between the Company and Mr. Barr, dated August 7, 2020.

Pursuant to the Barr A&R Employment Agreement, as of the Effective Date, Mr. Barr will receive an annual base salary of $480,000. During Mr. Barr’s employment with the Company, Mr. Barr will also be eligible to receive an annual cash bonus, subject to his continued employment through the applicable payment date. In respect of 2020, the Barr A&R Employment Agreements provides that Mr. Barr will be eligible to receive an annual bonus in an amount equal to no less than $180,000 if the Board determines that Mr. Barr’s actions as Chief Executive Officer (or as interim Chief Executive Officer with respect to Executive’s employment with the Company during 2020 prior to the Effective Date) have resulted in the successful refinancing of the debt of the Company and its affiliates and otherwise improved the standing of the Company to position it to achieve its business goals and objectives with respect to 2021. In respect of 2021 and each subsequent year during his employment with the Company, Mr. Barr will be eligible to receive an annual bonus with a target amount equal to $240,000, with 50% of such annual bonus subject to the achievement of Company-level objectives and 50% of such annual bonus subject to achievement of personal objectives, in each case with such objectives selected by the Company in consultation with Mr. Barr.
The Barr A&R Employment Agreement further provides that, in 2021 and in each subsequent year during his employment with the Company, Mr. Barr will receive an annual equity award grant with a grant date value equal to $480,000, which will each be subject to vesting based on the achievement of certain key performance metrics (which may include total stockholder return) and will have such other terms and conditions, in each case, as are determined by the Company in consultation with Mr. Barr. Each annual equity award will be subject to the terms of the Company’s equity incentive plan as then in effect and a written award agreement between the Company and Mr. Barr.
In the event of Mr. Barr’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Barr is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Barr A&R Employment Agreement), Mr. Barr will not be entitled to any earned but unpaid prior year bonus. The Barr A&R Employment Agreement further provides that upon a termination of Mr. Barr’s employment by the Company without Cause or by Mr. Barr for Good Reason, then Mr. Barr will be entitled to receive the severance payments and benefits under the position of “CEO” in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. The Company’s current severance guidelines provide that upon a qualifying termination of employment, Mr. Barr will be entitled to twelve months of annual base salary plus twelve months of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) health benefit premiums, if eligible, subject to execution of a separation and release agreement.
Employment Agreement with Michael J. Sena
On May 20, 2015, we entered into an employment agreement with Michael J. Sena to serve as the Company’s Chief Financial Officer (the “Sena Employment Agreement”). The Sena Employment Agreement provides that Mr. Sena will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Sena Employment Agreement, Mr. Sena (i) was eligible to receive an initial annual base salary of $300,000, (ii) received an initial equity grant consisting of shares of restricted stock in the amount of $957,000, which became fully vested in 2017, (iii) received a sign-on bonus equal to $150,000, and (iv) received an annual bonus consisting of (a) a minimum cash bonus of $150,000, during his first two years of employment, and (b) an additional bonus at the discretion of the Compensation Committee, with a target of $150,000 in the first two years of employment. Pursuant to the Sena Employment Agreement, Mr. Sena is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position, to receive ongoing equity grants at the same time as equity awards are granted to other senior executives, and to be reimbursed for reasonable and properly documented business expenses.
In the event of Mr. Sena’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Sena is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Sena Employment Agreement), Mr. Sena will not be entitled to any earned but unpaid discretionary cash bonus. Upon termination by the Company without Cause or by Mr. Sena for Good Reason, Mr. Sena will also be entitled to any minimum cash bonuses for his first two years of employment not yet paid as of such termination. The Sena Employment Agreement further provides that upon a termination of Mr. Sena’s employment by the Company without Cause or by Mr. Sena for Good Reason, then Mr. Sena will be entitled to receive the severance payments and benefits in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. The Company’s current Severance Guidelines provide that upon termination of Mr. Sena’s employment by the Company without Cause or by Mr. Sena for Good Reason, he is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.
Employment Agreement with Joseph A. Ferraro
On September 11, 2017, the Company entered into an employment agreement with Mr. Joseph A. Ferraro to serve as the Company’s Chief Legal Officer (the “Ferraro Employment Agreement”). The Ferraro Employment Agreement provides that Mr. Ferraro will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Ferraro Employment Agreement, Mr. Ferraro (i) was eligible to receive an initial annual base salary of $300,000, (ii) received an initial equity grant of RSAs equal to the quotient of (I) $501,000 divided by (II) the closing price for a share of Common Stock on the business day immediately preceding the date of grant (the “Grant Date”), which RSAs vested in three equal installments beginning on the first anniversary of the Grant Date, subject to Mr. Ferraro’s continued employment with the Company on each vesting date and (iii) received a sign-on bonus equal to $80,000 on September 30, 2017. The Ferraro Employment Agreement also provides that the Compensation Committee may, in its discretion, include Mr. Ferraro as a participant in any annual bonus plan. Pursuant to the Ferraro Employment Agreement, Mr. Ferraro is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses.
In the event of Mr. Ferraro’s termination of employment with the Company, he will generally be entitled to payment of accrued but unpaid base salary, if any, any unpaid paid time off, any unreimbursed business expenses, any earned but unpaid discretionary cash bonus for the fiscal year prior to the year of termination and benefits under applicable benefit plans, programs or arrangements of the Company in effect at the time of termination; provided, however, that in the event Mr. Ferraro is terminated for Cause or terminates his employment without Good Reason (as such terms are defined in the Ferraro Employment Agreement), Mr. Ferraro will not be entitled to any earned but unpaid discretionary cash bonus. The Ferraro Employment Agreement further provides that upon a termination of Mr. Ferraro’s employment by the Company without Cause or by Mr. Ferraro for Good Reason, then Mr. Ferraro will be entitled to receive the severance payments and benefits in accordance with, and subject to the terms of, the Company’s severance guidelines in effect as of the termination date. The Company’s current Severance Guidelines provide that upon termination of Mr. Ferraro’s employment by the Company without Cause or by Mr. Ferraro for Good Reason, he is entitled to six months of annual base salary plus six months of COBRA health benefit premiums, if eligible, subject to execution of a separation and release agreement.
Employment Agreement with Philip A. Falcone
On May 21, 2014, we entered into an employment agreement with Philip A. Falcone to serve as the Company’s Chairman, President and CEO (the “Falcone Employment Agreement”). The Falcone Employment Agreement provided that Mr. Falcone will be employed by the Company “at will,” subject to the advance notice provisions contained therein with respect to termination of employment. Pursuant to the Falcone Employment Agreement, Mr. Falcone received options in lieu of any base salary, subject to the ability of the Compensation Committee to award Mr. Falcone a base salary following an annual review. Effective January 1, 2018, Mr. Falcone was granted a base salary of $600,000. The Falcone Employment Agreement also provided that the Compensation Committee may, in its discretion, include Mr. Falcone as a participant in any annual bonus plan. Pursuant to the Falcone Employment Agreement, Mr. Falcone is also entitled to participate in the benefit plans and programs of the Company at a level commensurate with his position and to be reimbursed for reasonable and properly documented business expenses. On April 1, 2020, Mr. Falcone resigned from his position as Chairman of the Board. Mr. Falcone was terminated without cause effective July 10, 2020.
Potential Payments to Named Executive Officers Upon Termination or Change in Control
Our employment arrangements and severance guidelines (the “Severance Guidelines”) provide for certain payments to be made to our named executive officers in the event that they experience a qualifying termination of employment. Severance benefits are an important tool in attracting and retaining key employees and provide a degree of financial security to those employees.
Outstanding equity awards granted under the 2014 Omnibus Plan may be accelerated by the Board upon a change in control (as defined in the 2014 Omnibus Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.

Outstanding equity awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a change in control (as defined in the Second Amended 2014 Plan and the Amended 2014 Plan) if a “replacement award” (as defined in the Second Amended 2014 Plan and the Amended 2014 Plan) is promised to a participant in connection with the change in control. The vesting of a replacement award will only accelerate in connection with the change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
Treatment of Equity Awards of Our Named Executive Officers Upon Termination
Pursuant to the named executive officers’ employment agreements, the Second Amended 2014 Plan, the Amended 2014 Plan, the 2014 Omnibus Plan and the award agreements thereunder, named executive officers are generally not entitled to receive accelerated vesting of any unvested RSAs, RSUs and stock options by reason of the named executive officer’s termination of his employment with the Company, except as provided below:
•Awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will accelerate upon involuntary termination if within two years of Change in Control if the award is a replacement award (as such terms are defined in the Amended 2014 Plan); and
•Vested options issued under any of the plans generally remain exercisable for a period of time following termination, the extent of which depends on the reason for the termination, except that in the event the grantee is terminated for Cause (as defined in the applicable plan), any vested and unexercised options would also be forfeited.
Treatment of Unvested Equity Awards of Our Named Executive Officers Upon a Change in Control or Similar Transaction
•Outstanding equity awards granted under the Second Amended 2014 Plan and the Amended 2014 Plan, unless otherwise determined by the Compensation Committee on the date of grant or as set forth in the applicable award agreement, will not accelerate solely as a result of a Change in Control (as defined in the applicable plan) if a “replacement award” (as defined in the applicable plan) is promised to a participant in connection with such change in control. The vesting of a replacement award will only accelerate in connection with a change in control if the participant’s employment is involuntarily terminated by the Company (or a successor thereto) within two years following such change in control.
•Outstanding equity awards granted under the 2014 Omnibus Plan may be accelerated by the Board upon a Change in Control (as defined in the 2014 Omnibus Plan), such that award recipients have the ability to participate in the change in control with respect to Common Stock subject to such awards.
Pursuant to the terms of Mr. Falcone’s options granted in 2014 and 2015 (the “Falcone Options”), any unvested portions of the Falcone Options are accelerated upon the occurrence of a Fundamental Change Transaction (as defined in the applicable award agreement), which includes, among other transactions, any sale or other disposition of all or substantially all of the Company’s assets or the acquisition of a majority of the voting power of its capital stock by certain third parties. All of the Falcone Options are vested as of the date of this Proxy Statement. Options granted to Mr. Falcone after 2015 will not automatically accelerate upon a change in control.
Other Terms Applicable to Named Executive Officers
Pursuant to their respective employment agreements, each named executive officer is also subject to (i) non-compete restrictive covenants during the term of his or her employment and for so long as he or she receives severance pursuant to the Company’s Severance Guidelines, and (ii) non-solicit restrictive covenants during the term of his or her employment and for eighteen months following his or her separation from the Company. Each named executive officer is also subject to continuing restrictive covenants prohibiting disclosure of confidential information and with respect to intellectual property of the Company.

In addition to the compensation components discussed above, the named executive officers receive benefits consistent with those offered generally to employees, which consist of life insurance, travel accident insurance, health insurance, dental insurance, vision insurance, short-term and long-term disability and opportunities to participate in the Company’s retirement plan. Named executive officers are eligible to participate in the Company’s 401(k) plan on the same basis as other employees. The Company matches 50% of participant’s 401(k) plan contributions, up to the first 6% of such participant’s salary, with a maximum of $6,000 annually.
Pursuant to the equity agreements under the equity incentive plans, incentive compensation for employees is subject to recoupment or forfeiture, as applicable, in the event that, for example, the Company restates its reported financial results, makes a mistake in calculations (to the extent that either such occurrence resulted in an excess award amount being paid) or to the extent required by applicable law (including, Section 302 of the Sarbanes Oxley Act and Section 954 of the Dodd Frank Act).
Tax Considerations
Section 162(m) of the IRC generally limits the deductibility of certain compensation in excess of $1 million per year to any “covered employee.” The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modified Section 162(m) of the IRC and, among other things. Prior to the amendment, qualified performance-based compensation was not subject to this deduction limit if certain requirements were met. Under the Tax Cuts and Jobs Act, the performance-based exception has been repealed, unless compensation qualifies for certain transition relief. In addition, beginning in 2018, the executive officers subject to Section 162(m) of the IRC (the “Covered Employees”) include any individual who served as the CEO or chief financial officer (“CFO”) at any time during the taxable year and the three other most highly compensated executive officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.
To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, the Compensation Committee will not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) of the IRC if the Compensation Committee determines that doing so is in the best interests of the Company.
Outstanding Equity Awards at Fiscal Year End

The following table sets forth information with respect to our named executive officers concerning unexercised stock option awards and unvested RSA and RSU awards as of December 31, 2020.

Name	Options					Stock
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Wayne Barr, Jr.
Granted: January 8, 2014	4,466	—	(2)	3.62	1/8/2024	—	—	—	—
Granted: June 13, 2019	—	—	(3)	—	—	12,245	39,919	—	—
Granted: July 30, 2020	—	—	(4)	—	—	31,034	101,171	—	—

Michael J. Sena
Granted: March 10, 2017	8,266	—	(5)	5.50	3/10/2027	—	—	—	—
Granted: March 10, 2017	26,626	—	(6)	5.50	3/10/2027	—	—	—	—
Granted: March 16, 2018	52,974	17,906	(7)	5.45	3/16/2028	47,782	155,769	—	—
Granted: March 15, 2019	70,198	1,350	(8)	2.62	3/15/2029	3,742	12,199	—	—

Joseph Ferraro

Granted: March 15, 2019	70,198	1,350	(9)	2.62	3/15/2029	3,742	12,199	—	—

Name	Options					Stock
	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
							—
Philip A. Falcone
Granted: January 15, 2014	4,055	—	(10)	3.58	1/15/2024	—	—	—	—
Granted: May 21, 2014	1,568,864	—	(11)	4.56	5/20/2024	—	—	—	—
Granted: October 28, 2014	53,963	—	(12)	3.77	5/20/2024	—	—	—	—
Granted: October 28, 2014	1,754	—	(12)	3.98	5/20/2024	—	—	—	—
Granted: October 28, 2014	2,394	—	(12)	4.00	5/20/2024	—	—	—	—
Granted: October 28, 2014	14,389	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: August 6, 2015	705,882	—	(12)	4.25	5/20/2024	—	—	—	—
Granted: October 28, 2014	199	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	28,170	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	4,826	—	(12)	4.04	5/20/2024	—	—	—	—
Granted: October 28, 2014	13,817	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	28,452	—	(12)	4.02	5/20/2024	—	—	—	—
Granted: October 28, 2014	18,164	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	28,298	—	(12)	4.04	5/20/2024	—	—	—	—
Granted: October 28, 2014	9,869	—	(12)	4.05	5/20/2024	—	—	—	—
Granted: October 28, 2014	11,246	—	(12)	4.03	5/20/2024	—	—	—	—
Granted: October 28, 2014	41,239	—	(12)	4.03	5/20/2024	—	—	—	—
Granted: October 28, 2014	4,386	—	(12)	3.98	5/20/2024	—	—	—	—
Granted: October 28, 2014	49,372	—	(12)	3.85	5/20/2024	—	—	—	—
Granted: August 6, 2015	2,510	—	(12)	4.25	5/20/2024	—	—	—	—
Granted: October 28, 2014	280,472	—	(12)	3.99	5/20/2024	—	—	—	—
Granted: October 28, 2014	258,824	—	(12)	4.36	5/20/2024	—	—	—	—
Granted: October 28, 2014	259	—	(12)	4.46	5/20/2024	—	—	—	—
Granted: August 6, 2015	7,084	—	(12)	4.46	5/20/2024	—	—	—	—
Granted: January 7, 2015	169,697	—	(13)	8.25	1/7/2025	—	—	—	—
Granted: March 12, 2015	309,620	—	(14)	9.00	3/11/2025	—	—	—	—
Granted: November 9, 2015	845,250	—	(15)	7.17	5/21/2024	—	—	—	—
Granted: December 24, 2015	100,742	—	(16)	5.90	5/21/2024	—	—	—	—
Granted: December 24, 2015	200,000	—	(16)	7.08	5/21/2024	—	—	—	—
Granted: January 29, 2016	6,848	—	(17)	7.93	5/21/2024	—	—	—	—
(1)    Values calculated based on the closing price of Common Stock on December 31, 2020 of $3.26 per share.
(2)    Mr. Barr was granted 4,466 stock options on January 8, 2014 as part of his compensation as a non-employee director during 2014, all of which are fully vested.
(3)    Mr. Barr was granted 36,734 RSAs on June 13, 2019 as part of his compensation as a non-employee director during 2019; 24,489 shares vested on June 1, 2020, and the remaining 12,245 shares will vest on June 1, 2021.
(4)    Mr. Barr was granted 31,034 RSAs on July 30, 2020 as part of his compensation as a non-employee director and CEO during 2020. These RSAs will vest on the earlier of July 30, 2021 and the date of our 2021 Annual Meeting of Stockholders.
(5)    Mr. Sena was granted 8,266 stock options on March 10, 2017, which options were fully vested on the grant date.
(6)    Mr. Sena was granted 71,326 RSUs and 26,626 options on March 10, 2017, all of which are fully vested.

(7)    Mr. Sena was granted 189,142 RSUs and 70,880 options on March 16, 2018; the final 47,782 RSUs and 17,906 options vested on March 16, 2021.
(8)    Mr. Sena was granted 198,398 RSUs on March 15, 2019, subject to shareholder approval and 71,548 options on March 15, 2019, with exercise subject to shareholder approval. With the removal of this approval authorized by the board on July 16, 2020, the RSUs were granted and the options, to the extent vested, became exercisable; 1,871 of the RSUs vested on March 15, 2021 and the final 1,871 RSUs will vest on March 15, 2022; 675 options vested on March 15, 2021 and the final 675 options will vest on March 15, 2022.
(9)    Mr. Ferraro was granted 198,398 RSUs on March 15, 2019, subject to shareholder approval, and 71,548 options on March 15, 2019 with exercise subject to shareholder approval. With the removal of this approval authorized by the board on July 16, 2020, the RSUs were granted and the options, to the extent vested, became exercisable; 1,871 RSUs vested on March 15, 2021 and the final 1,871 RSUs will vest on March 15, 2022; 675 options vested on March 15, 2021 and the final 675 options will vest on March 15, 2022.
(10)    Mr. Falcone was granted 4,055 stock options on January 15, 2014 as part of his compensation as a non-employee director during 2014, all of which are fully vested.
(11)    Mr. Falcone was granted 1,568,864 stock options on May 21, 2014 pursuant to the Initial Option, all of which are fully vested.
(12)    On October 28, 2014, anti-dilution adjustment options (the “October Anti-Dilution Options”) to purchase an aggregate of 1,782,082 Shares were issued to Mr. Falcone promptly following the execution of the Option Clarification Agreement. The October Anti-Dilution Options vested in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of the original date of the event that resulted in the issuance of anti-dilution options, subject to Mr. Falcone’s continued employment with the Company on each vesting date. A portion of the October Anti-Dilution Options were issued in respect of the Company’s issuance of its Series A Preferred Stock and related pay-in-kind dividends on such Series A Preferred Stock, based on a conversion price of $4.25 with respect to the Series A Preferred Stock, as follows: options to purchase (1) 750,000 Shares at $4.05, (2) 2,667 Shares at $4.00 and (3) 7,527 Shares at $4.46 (collectively, the “Original Series A Contingent Options”). On August 6, 2015, the Company determined that the Original Series A Contingent Options should have been issued based on a conversion price of $4.25 with respect to the Series A Preferred Stock, as follows: options to purchase (1) 705,882 Shares at $4.25, (2) 2,510 Shares at $4.25, and (3) 7,084 Shares at $4.46 (collectively, the “Corrected Series A Contingent Options”). On the same date, the Company issued the Corrected Series A Contingent Options to Mr. Falcone contemporaneously with the surrender of the Original Series A Contingent Options for cancellation. The Corrected Series A Contingent Options otherwise have the same vesting dates and terms as the Original Series A Contingent Options. One-third of these stock options vested immediately, one-third vested on October 28, 2015 and the other one-third vested on October 28, 2016. A portion of the October Anti-Dilution Options included in the table above are only exercisable if and when the Series A Preferred Stock (715,476 stock options) and Series A-1 Preferred Stock (259,083 stock options) is converted into Common Stock.
(13)    Mr. Falcone was granted 169,697 stock options on January 7, 2015 pursuant to the Initial Option, all of which are fully vested. This option is exercisable only if and when the Series A-2 Preferred Stock is converted into Common Stock.
(14)    Mr. Falcone was granted 309,620 stock options on March 12, 2015 as payment of a portion of his incentive bonus earned with respect to the 2014 performance period under the Bonus Plan, all of which are fully vested.
(15)    Mr. Falcone was granted 845,250 stock options on November 9, 2015 pursuant to the Initial Option.
(16)    Mr. Falcone was granted 300,742 stock options on December 24, 2015 pursuant to the Initial Option.
(17)    On January 29, 2016, the Company determined that, as a result of the issuance and sale by the Company of 8,452,500 Shares on November 4, 2015 as disclosed on the Company’s Current Form 8-K filed on November 9, 2015, and the issuance of 1,007,422 Shares and a warrant to purchase 2,000,000 Shares pursuant to that certain stock purchase agreement as disclosed on the Company’s Current Form 8-K filed on December 28, 2015, an adjustment to the conversion price of the Series A-2 Preferred Stock was required under the terms of the Certificate of Designation of the Series A-2 Preferred Stock from $8.25 to $7.93 (the “Series A-2 Adjustment”). As a result of the Series A-2

Adjustment, on January 29, 2016, anti-dilution adjustment options to purchase an aggregate of 6,848 Shares (the “Adjusted Series A-2 Options”) were issued to Mr. Falcone. The exercise price of the Adjusted Series A-2 Options is $7.93 per share, and the Adjusted Series A-2 Options vest in three equal installments on the date of issuance and on each of the first and second anniversaries of the date of issuance, subject to Mr. Falcone’s continued employment with the issuer on each vesting date. The Adjusted Series A-2 Options are fully vested.
CERTAIN RELATIONSHIPS
Policies and Procedures for Related Person Transactions

In accordance with our Guidelines, the Board shall evaluate and approve, ratify or disapprove, in consultation with the Audit Committee or another committee designated by the Board for such purpose, any related person transaction, based on whether such transaction presents inappropriate conflicts of interest, impairs the “independence” of any related person (as defined in Item 404 of Regulation S-K) and/or is fair to the Company.
Pursuant to the Audit Committee’s Charter, the Audit Committee has the authority to establish and implement policies and procedures for the Audit Committee’s review and approval or disapproval of proposed transactions, arrangements or relationships with respect to which executive officers, directors or holders of more than 5% of any class of the Company’s outstanding stock or members of their immediate families have a direct or indirect material interest (“Related Party Transactions”). The Audit Committee has adopted written procedures to evaluate and approve the terms and conditions of Related Party Transactions (the “Procedures”). The Procedures provide, among other things, that at each of the Audit Committee’s meetings, and in no event less than on a quarterly basis, the Audit Committee will be provided with the details of each existing or proposed Related Party Transaction that it has not previously approved, ratified or disapproved.
In determining whether to approve a Related Party Transaction, the Procedures provide that the Audit Committee will consider the following factors, among others, to the extent relevant to the Related Party Transaction: (i) whether the terms of the Related Party Transaction are fair to the Company and on terms at least as favorable to the Company as would apply if the other party was not or did not have an affiliation with a director, executive officer or employee of the Company, (ii) whether there are demonstrable business reasons for the Company to enter into the Related Party Transaction, (iii) whether the Related Party Transaction would impair the independence of a director, and (iv) whether the Related Party Transaction would present an improper conflict of interest for any director, executive officer or employee of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or employee, the direct or indirect nature of the interest of the director, executive officer or employee in the transaction, the ongoing nature of any proposed relationship, and any other factors the Audit Committee or the Chairman of the Audit Committee deems relevant. The Procedures further provide that in the event that the Company becomes aware of a Related Party Transaction that was not approved by the Audit Committee prior to consummation, such transaction shall be reviewed and ratified as promptly as reasonably practicable.
Continental Purchase Agreement

On March 29, 2021, we announced that our wholly owned subsidiary, HC2 Holdings 2, Inc. (“Seller”), entered into a stock purchase agreement (the “Stock Purchase Agreement”), with Continental Insurance Group, Ltd., a wholly owned subsidiary of Seller (“Continental”) and Continental General Holdings LLC (“Purchaser”), pursuant to which, among other things, Seller agreed to sell to Purchaser, and Purchaser agreed to accept and acquire from Seller, all of the issued and outstanding common stock of Continental (the “Transaction”), subject to the terms and conditions set forth therein. Continental owns all of the issued and outstanding common stock of Continental LTC, Inc., a Delaware corporation (“CLTC”), which in turn owns all of the issued and outstanding common stock of Continental General Insurance Company, a Texas domiciled life and health insurance company (“CGIC” and, together with Continental and CLTC, the “Continental Companies”).

Purchaser is controlled by Mr. Gorzynski, one of our directors, the beneficial owner of approximately 6.6% of our outstanding Common Stock and the executive chairman and president of Continental. The consideration for the Transaction to be received by Seller will have a value of approximately $90 million, payable upon consummation of the Transaction in the form of cash and securities, including certain assets currently owned by CGIC. In addition, the terms of certain securities of Company affiliates that are currently owned by CGIC will be modified to provide for their mandatory redemption on the date that is 5 years following the Closing. In addition to customary pre-closing covenants regarding the operation of the business of the Continental Companies, the Stock Purchase Agreement also includes certain non-compete and non-solicitation obligations of the Company and our affiliates following the closing. The consummation of the Transaction is subject to the satisfaction or waiver of certain customary conditions to closing. The Transaction is expected to close in the third quarter of 2021.

Percy Rockdale LLC, an affiliate of Purchaser, has provided Purchaser with an equity commitment letter to fund a portion of the consideration payable in connection with the Transaction. In addition, Percy Rockdale LLC has agreed to fund Purchaser’s reimbursement of Seller’s and its affiliates’, including the Company’s out-of-pocket expenses, up to $1 million, in the event the Stock Purchase Agreement is terminated (i) as a result of Purchaser’s breach of the Stock Purchase Agreement or (ii) under certain other circumstances at a time when Purchaser is in breach of the Stock Purchase Agreement.

As contemplated by the Stock Purchase Agreements, in connection with the closing, we anticipate entering into certain support agreements with the Purchaser and CGIC.

The foregoing summary description of the Stock Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 29, 2021 and is incorporated herein by reference.

Investor Agreements

On May 13, 2020, we entered into a cooperation agreement with MG Capital Management Ltd., Percy Rockdale LLC and Rio Royal LLC (collectively, “MG Capital”) (the “MG Capital Agreement”). Also on May 13, 2020, in connection with the MG Capital Agreement, we entered into an agreement with Lancer Capital LLC, an investment fund led by Avram A, Glazer, the Chairman of the Board, and the Company's largest stockholder (“Lancer Capital”) (the “Lancer Capital Agreement”), as well as an agreement with JDS1, LLC and CCUR Holdings, Inc. (collectively, “JDS1”) (the “JDS1 Agreement” and, together with the Lancer Capital Agreement and MG Capital Agreement, the “Investor Agreements”). Pursuant to the MG Capital Agreement, the Board agreed, among other things, to (i) increase the size of the Board from six to 10 directors and to subsequently decrease the size of the Board to seven directors, effective as of the 2020 Annual Meeting, (ii) appoint each of Kenneth S. Courtis, Shelly C. Lombard, Avram A. Glazer and Michael Gorzynski (collectively, the “New Directors”) to the Board and (iii) nominate and recommend each of the New Directors, and current directors Wayne Barr, Jr., Warren H. Gfeller and Philip A. Falcone, for election to the Board at the 2020 Annual Meeting for a term expiring at the 2021 Annual Meeting, subject to satisfaction of certain customary conditions. On July 5, 2020, the Company entered into letter agreements with MG Capital, Lancer Capital and JDS1 to amend the terms of the Investor Agreements to provide that (i) Mr. Falcone would not be included on the slate of directors for election at the 2020 Annual Meeting, (ii) the Board would take such actions as are necessary to reduce the size of the Board to six directors, effective as of the completion of the 2020 Annual Meeting on July 30, 2020, and (iii) the 2020 Annual Meeting would be convened on July 8, 2020, solely for purposes of adjourning the 2020 Annual Meeting to July 30, 2020. Mr. Glazer was also appointed as Chairman of the Board, effective May 13, 2020. In connection with the MG Capital Agreement, MG Capital agreed to irrevocably withdraw the notice of nomination of individuals for election as directors of the Company at the 2020 Annual Meeting that MG Capital previously submitted to us on February 13, 2020. The Investor Agreements were terminated in accordance with their respective terms on February 8, 2021.

The Investor Agreements provided that each of MG Capital, JDS1 and Lancer Capital would appear in person or by proxy at any annual or special meeting of our stockholders held during the Standstill Period, which expired on February 8, 2021, including the 2020 Annual Meeting, would not participate or vote in any solicitation of written consents of our stockholders during the Standstill Period (unless expressly requested to do so by the Board), and would vote all shares of Common Stock beneficially owned by MG Capital, JDS1 or Lancer Capital (as applicable) at such meeting or in such consent solicitation in favor of all directors nominated by the Board for election and against the removal of any member of the Board. The Investor Agreements also provided that each of MG Capital, JDS1 and Lancer Capital would vote (i) in accordance with the Board’s recommendation with respect to any “say-on-pay” proposal and (ii) in accordance with the Board’s recommendation with respect to any other Company proposal or stockholder proposal or nomination presented at such meeting or solicitation of consents; provided, however, that in the event that both Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) recommended otherwise with respect to our “say-on-pay” proposal presented at an annual or special meeting held during the Standstill Period, MG Capital, JDS1 and Lancer Capital could each vote in accordance with the recommendation of ISS and Glass Lewis.
Under the terms of each of the Investor Agreements, MG Capital, JDS1 and Lancer Capital each agreed to abide by customary standstill restrictions until 30 days prior to the deadline for submission of stockholder nominations of individuals for election as directors of the Company at the 2021 Annual Meeting (the “Standstill Period”), including, among other things, not to (i) fail to comply with all applicable laws and regulatory rules and obtain all applicable regulatory approvals when acquiring beneficial ownership (inclusive of derivatives) of shares of the Company’s Common Stock to the extent such acquisition would require mandatory prior approval from any regulatory authority with competent jurisdiction over the Company, (ii) engage in the solicitation of proxies, votes or written consents of stockholders or become a participant in the solicitation of proxies with respect to securities of the Company, (iii) form, join or in any way participate in any “group” as defined pursuant to Section 13(d) of the Exchange Act with respect to any shares of the Company’s Common Stock (subject to certain exceptions), (iv) (A) make any proposal or other matter to our stockholders at any annual or special meeting of our stockholders, (B) make any public offer or proposal to our stockholders with respect to any merger, tender (or exchange) offer, acquisition, recapitalization, restructuring, disposition or other business combination involving the Company or any of its significant subsidiaries, (C) solicit a third party to make an offer or proposal with respect to a business combination involving the Company or any of its subsidiaries, or encourage a third party in making such a proposal, (D) comment on any third party proposal regarding a business combination with respect to the Company or any of its significant subsidiaries or (E) make any private proposal to the Company that would reasonably be expected to require the Company or any of the parties to the Investor Agreements to make public disclosure, or (v) seek additional representation on the Board or the removal of any member of the Board. In addition, under the terms of each of the Investor Agreements, the parties also agreed to customary mutual non-disparagement obligations.
In connection with entering into the Investor Agreements, on May 13, 2020, each of Robert V. Leffler, Jr., Lee S. Hillman and Julie Totman Springer notified the Board that he or she chose not to stand for re-election at the 2020 Annual Meeting. Their decisions not to stand for re-election were not due to any disagreement with the Company.
In addition, pursuant to the MG Capital Agreement, the Company reimbursed MG Capital for its fees and expenses incurred in connection with its consent solicitation, the 2020 Annual Meeting and the MG Capital Agreement, in an amount equal to $352,290.25 (the “Initial Reimbursement”). Between the date of the Initial Reimbursement and the date of the 2020 Annual Meeting, the Company agreed to reimburse MG Capital in an aggregate amount not exceeding $650,000 (inclusive of the Initial Reimbursement, the “Cap”), which the Company agreed to reimburse on a dollar-for-dollar basis at the same time as the Company reimbursed its third-party vendors in connection with MG Capital’s consent solicitation and the 2020 Annual Meeting.
The summary does not purport to be complete and is qualified in its entirety by reference to the Investor Agreements, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 14, 2020 and are incorporated herein by reference.
Lancer Capital Investment Agreement
On September 9, 2020, HC2 Holdings, Inc. (the “Company”) entered into an Investment Agreement with Lancer Capital (the “Lancer Capital Investment Agreement”) in connection with the rights offering to the Company’s existing common stockholders, including Lancer Capital, and holders of its outstanding preferred stock that are entitled to participate in dividend distributions to its common stockholders (the “Rights Offering”).
Subject to the terms and conditions of the Lancer Capital Investment Agreement, Lancer Capital agreed to purchase up to $35 million aggregate amount of the Company’s Non-Voting Participating Convertible Preferred Stock, liquidation preference $0.01 per share, for an issue price of $1,000 per share.
The Lancer Capital Investment Agreement includes customary standstill provisions that restrict the ability of Lancer Capital and its affiliates and associates (collectively, the “Lancer Entities”) from, among other things, acquiring (i) equity securities of the Company that would result in the Lancer Entities having beneficial ownership of more than 33% of the Company’s then-outstanding Common Stock, (ii) equity securities of the Company’s subsidiaries or (iii) any debt securities or indebtedness of the Company or its subsidiaries, until the first anniversary of the execution of the Lancer Capital Investment Agreement (the “Standstill Period”). Any acquiror of a block of greater than 9.9% of the Company’s Common Stock beneficially owned by the Lancer Entities (and any subsequent acquiror of such a block) will be required during the Standstill Period to be bound by the same standstill provisions.
This summary does not purport to be complete and is qualified in its entirety by reference to the Lancer Capital Investment Agreement, a copy of which is attached as Exhibits 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 9, 2020 and are incorporated herein by reference.

Services Agreement
In January 2015, the Company entered into an arm’s length services agreement (the “Services Agreement”) with Harbinger Capital, a related party of the Company. The Services Agreement included the provision of services such as providing office space, certain administrative salaries and benefits, and other overhead, and each party making available their respective employees to provide services as reasonably requested by the other party, subject to any limitations contained in applicable employment agreements and the terms of the Services Agreement.
The costs allocated between the Company and Harbinger Capital were based on actual use. Office space is an allocation of actual costs based on square footage and directly used by HC2 employees. Time of administrative personnel is allocated by time spent on each entity and other shared overhead is based on actual shared overhead and is allocated based on amounts used for each vendor.
Management of shared overhead and certain administrative personnel were transferred to HC2 at the beginning of 2019. Both of these services were charged back to Harbinger Capital on the same basis described above.
With the departure of Philip Falcone, Harbinger Capital is no longer considered a related party of the Company. On August 2, 2020, the Company issued a notice of termination effectively terminating the Services Agreement.
Lease Guarantee

Mr. Falcone currently provides a personal guarantee under the lease agreement for our offices located at 450 Park Avenue, 29th Floor, New York, NY 10022. The agreement provides for annual rent payments of approximately $1.2 million, and expires on December 31, 2024.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2020.

Plan Category	Number of Securities Issued or to be Issued upon Exercise of Outstanding Options and Rights	Weighted-Average Exercise Price of Outstanding Options and Rights (3)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (excluding Securities Reflected in column (a))(1)
Equity compensation plans approved by security holders	1,809,547		2,606,226
Equity compensation plans not approved by security holders (2)	2,888,106
Total	4,697,653	$5.13

(1)    These amounts represent shares under the Company’s Second Amended 2014 Plan. Pursuant to the Amended 2014 Plan and the 2014 Omnibus Plan, no further awards may be granted under the Company’s Management Compensation Plan (the “Management Compensation Plan”). However, awards that had been previously granted pursuant to the Management Compensation Plan will continue to be subject to and governed by the terms of the Management Compensation Plan.

(2)    These amounts represent shares under Mr. Falcone’s Options.

(3)    Represents the weighted-average exercise price of stock options outstanding under the Second Amended 2014 Plan, the Philip Falcone Option Agreement and the Management Compensation Plan.

REPORT OF THE AUDIT COMMITTEE*
The Audit Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2020 with the Company’s management, and also has discussed with BDO USA, LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301 regarding “Communications with Audit Committees.” The Audit Committee received both the written disclosures and the letter from BDO USA, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence and has discussed with BDO USA, LLP the independence of BDO USA, LLP from the Company.
Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors of the Company that the audited consolidated financial statements of the Company for fiscal year 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 10, 2021.
Submitted by the Audit Committee,
Shelly C. Lombard (Chair)
Kenneth S. Courtis
Warren H. Gfeller

* The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.

ADVISORY VOTE ON COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS (“SAY ON PAY VOTE”)

(PROPOSAL 2)
The Dodd-Frank Act and related rules of the SEC (including Section 14A of the Exchange Act) enables stockholders to approve, on an advisory basis, a resolution on our executive compensation, as disclosed in this Proxy Statement. We describe this item as an advisory vote on executive compensation, but it is more commonly known as a “Say on Pay Vote.” Under these same rules, we are required to give stockholders the opportunity to express their views as to how frequently we should conduct a Say on Pay Vote (commonly known as the “Say on Frequency Vote”). Our last Say on Frequency Vote was held at the 2019 Annual Meeting, at which time our stockholders expressed the view that our Say on Pay Votes should be held on an annual basis. Though the results of Say on Frequency Votes are non-binding, as a result of this Say on Frequency Vote, we have determined to conduct Say on Pay Votes every year.
In considering their vote, we urge our stockholders to review carefully our compensation policies and decisions regarding our named executive officers. We are a “smaller reporting company” and have elected to provide scaled compensation-related disclosures permitted as a “smaller reporting company.” While we do not have a “Compensation Discussion and Analysis” section in this proxy statement, we encourage stockholders to review the “Executive Compensation” section of this Proxy Statement, including the summary compensation table and related narrative disclosure. As described in that section, we believe that our compensation program has been appropriately designed to meet its objectives. A significant portion of the compensation provided to the named executive officers is based upon the Company’s performance and the performance of our share price, and we believe this compensation structure closely aligns the interests of our named executive officers with the interests of our stockholders.
The affirmative vote of a majority of the votes cast by holders of the Common Stock and Preferred Stock (with the exception of those shares of Preferred Stock owned by Continental, which are not entitled to be voted at the 2021 Annual Meeting pursuant to Delaware law), voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to ratify the Say on Pay Vote, which will be non-binding. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to any named executive officer and will not be binding on or overrule any decisions by our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.
Accordingly, we are asking our stockholders to approve, on a non-binding, advisory basis, the following resolution in respect of this Proposal 2:
“RESOLVED, that the compensation paid to HC2’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

Board Recommendation
The Board unanimously recommends a vote, on a non-binding, advisory basis, “FOR” the non-binding approval of our executive compensation.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 3)

The Board recommends that stockholders ratify the appointment of BDO USA, LLP (“BDO”), independent registered public accounting firm to audit the accounts of the Company and its subsidiaries for the fiscal year ending December 31, 2021. The appointment of BDO was recommended to the Board by its Audit Committee. BDO served as independent registered public accounting firm for the Company for the fiscal year ended December 31, 2020.
Representatives of BDO will be present at the 2021 Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to stockholder questions after the conclusion of the Annual Meeting.
The affirmative vote of a majority of the votes cast by holders of the Common Stock and Preferred Stock (with the exception of those shares of Preferred Stock owned by Continental, which are not entitled to be voted at the 2021 Annual Meeting pursuant to Delaware law), voting as a single class and with the Preferred Stock voting on an as-converted basis, is required to ratify the Accounting Firm Proposal. Abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If you do not provide your broker with voting instructions regarding the Accounting Firm Proposal, they will have discretionary authority to vote your shares on the Accounting Firm Proposal.
We engaged BDO as our independent registered public accounting firm for the fiscal years ended December 31, 2020 and December 31, 2019. The decision to engage BDO for those years was approved by our Audit Committee. In considering the nature of the services provided by BDO, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with BDO and management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act, as well as the American Institute of Certified Public Accountants. The Audit Committee has selected BDO to conduct the audit of our financial statements for the fiscal year ending December 31, 2021.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees paid by us to BDO and its affiliates in 2020 and 2019 (in thousands):

	2020	2019
Audit Fees (1)	$3,554	$5,590
Tax Fees (2)	13	55
Total	$3,567	$5,645

(1)    Fees for audit services include audit of financial statements and audit of internal controls over financial reporting, as required by Section 404 of Sarbanes-Oxley, reviews of quarterly financial statements and other matters related to SEC filings and capital market activities. Also included are statutory audit fees paid by our subsidiaries.

(2)    Fees for tax services include earnings, profit and dividends analysis, Section 162(m) analysis, and state and local tax studies.
Pre-Approval Policy

The services performed by BDO in 2020 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that the independent registered public accounting firm may perform.
On a quarterly basis, the Audit Committee reviews a description of services (the “Service List”) expected to be performed by the independent registered public accounting firm in each of the Disclosure Categories, the status of services and fees incurred year-to-date against the original Service List and pre-approval limits and the forecast of remaining services and fees for the fiscal year.

Services provided by the independent registered public accounting firm during 2020 and included in the Service List were pre-approved in accordance with the policies and procedures of the Audit Committee. Any requests for audit, audit-related, tax, and other services contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

Board Recommendation
The Board unanimously recommends a vote “FOR” the ratification of the appointment of BDO USA, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2021.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

As of April 23, 2021, there were (i) 77,612,041 shares of Common Stock outstanding and entitled to vote, (ii) 12,500 shares of Series A Preferred Stock, equal to 3,599,401 shares of Common Stock on an as-converted basis and (iii) 14,000 shares of Series A-2 Preferred Stock, equal to 2,631,579 shares of Common Stock on an as-converted basis; however, 6,125 shares of Series A Preferred Stock, equal to 1,763,706 shares of Common Stock on an as-converted basis, and 10,000 shares of Series A-2 Preferred Stock, equal to 1,879,699 shares of Common Stock on an as-converted basis, were owned by Continental, and, pursuant to Delaware law, such shares may not be voted at the 2021 Annual Meeting. Therefore, as of the Record Date, there were a total of 80,199,616 shares of Common Stock and Preferred Stock on an as-converted basis (excluding those shares of Preferred Stock owned by Continental) outstanding and entitled to vote.
Except as otherwise indicated, the following table sets forth, as of April 23, 2021, certain information as to the beneficial ownership of the Common Stock, Series A Preferred Stock and Series A-2 Preferred Stock, including shares of Common Stock as to which a right to acquire beneficial ownership existed (for example, through the exercise of Common Stock options or warrants or conversion of the Preferred Stock), that are exercisable or convertible as of, and within 60 days from, April 23, 2021, within the meaning of Rule 13d-3(d)(1) under the Exchange Act by: (i) each person or group who is known to the Company to be the beneficial owner of more than five percent of any class of voting securities of the Company, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group. For purposes of this filing, beneficial ownership of securities is defined in accordance with the rules of the SEC and means generally the power to vote or exercise investment discretion with respect to securities, regardless of any economic interests therein. Unless otherwise indicated, each person had, as of April 23, 2021, sole voting power and sole dispositive power with respect to the Company’s shares, subject to applicable community property laws. The address of each of our directors and executive officers is c/o HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022.

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (3)	Percentage of Series A-2 Preferred Stock (3)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)
Lancer Capital LLC and its affiliates(4) 777 South Flagler Drive, Suite 800West Tower West Palm Beach, FL 33401	21,966,092	28.1%	—	—	—	—	27.2%
Percy Rockdale LLC and its affiliates (5) 595 Madison Avenue, 29th Floor New York, NY 10022	5,073,217	6.5%	—	—	—	—	6.3%
Benefit Street Partners L.L.C. (6) and its affiliates and/or affiliated funds 9 West 57th Street, Suite 4700 New York, NY 10019	2,523,643	3.2%	6,375	100%	—	—	3.1%
Long Ball Partners, LLC (7) 2000 Avenue of the Stars, 9th Fl S. Los Angeles, CA 90067	751,512	1.0%	—	—	4,000	100%	0.9%

Name and Business Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Percentage of Outstanding Common Stock on a stand-alone basis (1)	Number of Shares of Outstanding Series A Preferred Stock Beneficially Owned (2)	Percentage of Series A Preferred Stock (2)	Number of Shares of Outstanding Series A-2 Preferred Stock Beneficially Owned (3)	Percentage of Series A-2 Preferred Stock (3)	Percentage of Outstanding Common Stock and Preferred Stock On An As-Converted Basis (1)(2)(3)
Directors, Nominees, Named Executive Officers and Executive Officers and Directors as a group
Wayne Barr, Jr. (8)	269,185	0.4%	—	—	—	—	0.3%
Michael J. Sena (9)	749,984	1.0%	—	—	—	—	0.9%
Joseph A. Ferraro (10)	356,630	0.5%	—	—	—	—	0.4%
Philip A. Falcone (11)	6,892,775	8.4%	—	—	—	—	8.1%
Avram A. Glazer (12)	21,966,092	28.1%	—	—	—	—	27.2%
Kenneth S. Courtis	528,716	0.7%	—	—	—	—	0.7%
Warren H. Gfeller	107,512	0.1%	—	—	—	—	0.1%
Michael Gorzynski (13)	5,106,694	6.5%	—	—	—	—	6.4%
Shelly Lombard	43,742	0.1%	—	—	—	—	0.1%
All executive officers and directors as a group (10 people) (14)	36,182,614	43.5%	—	—	—	—	42.2%

*    Less than 1% of the outstanding Common Stock.

(1)    Shares of Common Stock of which a person has the right to acquire beneficial ownership within 60 days from April 23, 2021 are deemed outstanding for computing the percentage ownership of such person, but are not deemed outstanding for computing the percentage ownership of any other person.

(2)    Each outstanding share of Series A Preferred Stock is presently convertible into approximately 287.95 shares of Common Stock. The shares of Series A Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A Preferred Stock stated in these columns reflect ownership of shares of Series A Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock at this ratio.

(3)    Each outstanding share of Series A-2 Preferred Stock is presently convertible into 187.97 shares of Common Stock. The shares of Series A-2 Preferred Stock beneficially owned and the respective percentages of beneficial ownership of Series A-2 Preferred Stock stated in these columns reflect ownership of shares of Series A-2 Preferred Stock, and not shares of Common Stock issuable upon conversion of shares of Series A-2 Preferred Stock at this ratio.

(4)    Includes (i) 19,452,548 shares of Common Stock owned of record by Lancer Capital (including 468,594 shares of Common Stock issuable upon conversion of $2,000,000 principal amount of the Company's 7.5% Convertible Senior Notes due 2026), (ii) 2,479,797 shares of Common Stock owned of record by the Avram Glazer Irrevocable Exempt Trust (the “Trust”) and (iii) 33,747 shares of Common Stock owned of record by Mr. Glazer. Based on a Schedule 13D filed with the SEC on April 23, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on May 15, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on June 8, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on June 17, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on September 10, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on November 30, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 6 to Schedule 13D filed with the SEC on December 2, 2020, by Lancer Capital and Avram A. Glazer, Amendment No. 7 to Schedule 13D (“Amendment No. 7”) filed with the SEC on March 18, 2021, by Lancer Capital, Avram A. Glazer, and the Trust, and Amendment No. 8 to Schedule 13D filed with the SEC on April 27, 2021, by Lancer Capital, Avram A. Glazer and the Trust, the Trust is the sole owner of Lancer Capital, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital, and Mr. Glazer is the Trustee of the Trust, and in such capacity may be deemed to beneficially own the shares held of record by Lancer Capital and the Trust. On March 17, 2021, the Trust entered into a 10b5-1 plan (the “10b5-1 Purchase Plan”), pursuant to which it intends to purchase shares of Common Stock in compliance with Rule 10b5-1 of the Exchange Act and the rules and regulations promulgated thereunder. The 10b5-1 Purchase Plan contemplates the purchase of shares of Common Stock in an aggregate amount not to exceed 3,000,000 shares. The Trust has reserved the right to terminate the 10b5-1 Purchase Plan at any time, subject to applicable law and the Company’s policies and procedures. A copy of the 10b5-1 Purchase Plan is attached as Exhibit 99.2 to Amendment No. 7.

(5)    Based solely on a Schedule 13D filed with the SEC on January 27, 2020, Amendment No. 1 to Schedule 13D filed with the SEC on February 18, 2020, Amendment No. 2 to Schedule 13D filed with the SEC on April 6, 2020, Amendment No. 3 to Schedule 13D filed with the SEC on May 14, 2020, Amendment No. 4 to Schedule 13D filed with the SEC on November 25, 2020, Amendment No. 5 to Schedule 13D filed with the SEC on December 10, 2020, Amendment No. 6 to Schedule 13D filed with the SEC on December 16, 2020 and Amendment No. 7 to Schedule 13D filed with the SEC on March 30, 2021 by Percy Rockdale LLC, Rio Royal LLC, MG Capital Management Ltd. and Michael Gorzynski. According to the filings, (i) Percy Rockdale LLC has shared voting and dispositive power with respect to, and beneficially owns, 5,048,755 shares of Common Stock, (ii) Rio Royal LLC has shared voting and dispositive power with respect to, and beneficially owns, 24,462 shares of Common Stock, (iii) MG Capital Management Ltd. has sole voting and dispositive power with respect to, and beneficially owns, 24,462 shares of Common Stock, and (iv) Michael Gorzynski has shared voting and dispositive power with respect to, and beneficially owns, 5,073,217 shares of Common Stock.

(6)    Based on a Schedule 13D filed with the SEC on June 9, 2014, Amendment No.1 to Schedule 13D filed with the SEC on September 25, 2014 and Amendment No. 2 to Schedule 13D filed with the SEC on August 19, 2015, Amendment No. 3 to the Schedule 13D filed with the SEC on October 31, 2016 and Amendment No. 4 to the Schedule 13D filed with the SEC on December 28, 2018 by Benefit Street Partners L.L.C. (“BSP”), Providence Equity Capital Markets L.L.C. (“PECM”), Jonathan M. Nelson, Paul J. Salem, Glenn M. Creamer and Thomas J. Gahan. BSP is the investment manager of Providence Debt Fund III L.P., Providence Debt Fund III Master (Non-US) L.P. and Benefit Street Partners SMA LM L.P. (collectively, the “BSP Funds”). PECM is the investment manager of PECM Strategic Funding L.P. Messrs. Creamer, Gahan, Nelson and Salem collectively control each of BSP and PECM through their indirect ownership of membership interests of BSP and PECM. As a result, each of Messrs. Creamer, Gahan, Nelson and Salem and BSP may be deemed to share beneficial ownership of the shares of Common Stock beneficially held by the BSP Funds, and each of Messrs. Creamer, Gahan, Nelson and Salem and PECM may be deemed to share beneficial ownership of the shares of Common Stock beneficially held by PECM Strategic Funding L.P. Amendment No. 4 to Schedule 13D discloses that the reporting persons have shared voting and dispositive power with respect to, and beneficially own, 2,208,542 shares of the Company’s Common Stock, which amount consists of 688,157 shares of the Company’s Common Stock and 1,520,385 shares of Common Stock that may be acquired upon conversion of 6,375 shares of Series A Preferred Stock.

(7)    Based on that certain Securities Purchase Agreement, entered into by and among the Company, Mariner LDC, Caspian Select Credit Master Fund, Ltd., Caspian Solitude Master Fund, L.P., Caspian HLSC1, LLC, Super Caspian Cayman Fund Limited, Caspian SC Holdings, L.P. and Long Ball Partners, LLC, dated January 5, 2015, pursuant to which such parties purchased the number of shares of Series A-2 Preferred Stock indicated.

(8)    Includes 4,466 vested stock options.

(9)    Includes 176,645 vested stock options.

(10)    Includes 70,873 vested stock options.

(11)    Mr. Falcone, our former President and CEO, was terminated from his employment effective July 10, 2020. Based on the Company's books and records and on a Schedule 13D filed with the SEC on February 14, 2020, which states that at such time, Mr. Falcone beneficially owned a portion of his shares through Global Opportunities Breakaway MM LLC, of which Mr. Falcone is the Managing Member. Includes 4,770,645 shares of Common Stock which Mr. Falcone has the right to acquire within 60 days upon the exercise of outstanding options granted by the Company.

(12)    See Note 4 above.

(13)    See Note 5 above.

(14)    Includes 5,022,629 vested stock options.

OTHER MATTERS
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for notices of Internet availability of proxy materials, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice of Internet availability of proxy materials, proxy statement and annual report to those stockholders. Each stockholder will continue to receive a separate proxy card. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Company stockholders will be householding our proxy materials. A single Notice, or, if applicable, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate copy of the Notice or, if applicable, the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 to any stockholder at a shared address to which a single copy of any of those documents was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate notice of Internet availability of proxy materials, proxy statement or annual report, as applicable, please notify your broker or direct your request to the Corporate Secretary of the Company, HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, by email to corpsec@hc2.com or by phone at (212) 235-2696.
Stockholders who currently receive multiple copies of the proxy materials, proxy statement or annual report, as applicable, at their address and would like to request householding of their communications should contact their broker.
Stockholder Proposals
Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2022 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to the Corporate Secretary of the Company at the Company’s principal executive offices, 450 Park Avenue, 29th Floor, New York, NY 10022, or by email to corpsec@hc2.com no later than December 31, 2021. In addition, all proposals will have to comply with Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. However, if the date of the 2022 Annual Meeting is changed by more than 30 days from the date of the 2021 Annual Meeting, then the deadline will be a reasonable time before we print and mail our proxy materials.
If you wish to nominate a candidate for director or submit a proposal that is not intended to be included in our proxy materials for presentation at our 2022 Annual Meeting, such proposal or nomination must be delivered or mailed in writing to, and received by, the Corporate Secretary of the Company at the Company’s principal executive offices, located at 450 Park Avenue, 29th Floor, New York, NY 10022, or by email to corpsec@hc2.com, no earlier than the close of business on January 18, 2022 and no later than the close of business on February 17, 2022. Such proposal must also satisfy the requirements set forth in the By-Laws. If the date of the 2022 Annual Meeting is advanced by more than 25 days before or after the anniversary of the 2021 Annual Meeting, which will be held on June 17, 2021, any stockholder nomination or other proposal must be received by us no earlier than the close of business on the 10th day following the first public announcement of the meeting date.
Stockholder proposals not intended for inclusion in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders and that are a proper subject for stockholder action under the DGCL, as well as director nominations, may be presented directly at the 2022 Annual Meeting of Stockholders. The proxy holder listed on the proxy card will vote in accordance with his or her discretion on any such proposals or nominations.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the above requirements.

Copies of the Notice, the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, which includes our financial statements and provides additional information about us, are available to stockholders of record and entitled to vote at the 2021 Annual Meeting and to notice thereof on the Company’s website at www.hc2.com under “Investor Relations-Proxy Materials.” Each person whose proxy is being solicited and who represents that, as of the record date for the 2021 Annual Meeting, he or she was a beneficial owner of shares entitled to be voted at such meeting may obtain additional printed copies of our Annual Report on Form 10-K for the year ended December 31, 2020, including our financial statements, free of charge, from us by sending a written request to HC2 Holdings, Inc., 450 Park Avenue, 29th Floor, New York, NY 10022, Attention: Corporate Secretary. Exhibits will be provided upon written request.

HC2

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/HCHC** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2021 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Avram A. Glazer	☐	☐	☐	02 - Wayne Barr, Jr.	☐	☐	☐	03 - Kenneth S. Courtis	☐	☐	☐
04 - Warren H. Gfeller	☐	☐	☐	05 - Michael Gorzynski	☐	☐	☐	06 - Shelly C. Lombard	☐	☐	☐

Note: Such other business as may properly come before the meetings or any continuations, postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03G3DC

The 2021 Annual Meeting of Stockholders of HC2 Holdings, Inc. will be held on Thursday, June 17, 2021, 11:00 a.m. ET, virtually via the internet at www.meetingcenter.io/244313913.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is HCHC2021.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.edocumentview.com/HCHC

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/HCHC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HC2 Holdings, Inc.

Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HC2 HOLDINGS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2021, AT 11:00 A.M., ET.

Michael J. Sena and Joseph A. Ferraro, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of HC2 Holdings, Inc. to be held on June 17, 2021 or at any postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the six nominees in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2021 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Avram A. Glazer	☐	☐	☐	02 - Wayne Barr, Jr.	☐	☐	☐	03 - Kenneth S. Courtis	☐	☐	☐
04 - Warren H. Gfeller	☐	☐	☐	05 - Michael Gorzynski	☐	☐	☐	06 - Shelly C. Lombard	☐	☐	☐

Note: Such other business as may properly come before the meetings or any continuations, postponements or adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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1 U P X 5 0 3 2 2 4

03G3EC

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.
The material is available at: www.edocumentview.com/HCHC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

HC2 Holdings, Inc.

Notice of Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HC2 HOLDINGS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2021, AT 11:00 A.M., ET.

Michael J. Sena and Joseph A. Ferraro, or any of them, each with power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of HC2 Holdings, Inc. to be held on June 17, 2021 or at any postponements or adjournments thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the six nominees in Proposal 1 and FOR Proposals 2 and 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)